                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             WHIRLPOOL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             WHIRLPOOL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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

                                 WHIRLPOOL LOGO

                             WHIRLPOOL CORPORATION

                                                        Administrative Center
                                                           2000 North M63
                                                       Benton Harbor, Michigan
                                                             49022-2692

To Our Stockholders:

The annual meeting of stockholders will be held on Tuesday, April 16, 1996, at 9:30 A.M., Chicago time, at The Assembly Room (8th floor) of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois. You are cordially invited to be present at the meeting.

At this meeting, stockholders will vote on the election of three directors, the approval of the 1996 Omnibus Stock and Incentive Plan and the approval of an amendment to the Nonemployee Director Stock Ownership Plan and will transact any other business that may properly come before the meeting.

A stockholder may revoke a proxy at any time prior to the stockholder vote thereof by filing with the Secretary of the Company a written revocation or duly executed form of proxy bearing a later date, or by voting in person at the meeting.

Whether or not you expect to attend the meeting, please complete and return the enclosed Proxy. The prompt return of your Proxy will be appreciated as it will save further mailing expense. Proxies of stockholders who attend the meeting and vote in person will not be voted.

Your vote is important and much appreciated!

DAVID R. WHITWAM

DAVID R. WHITWAM
Chairman of the Board
and Chief Executive Officer                                       March 11, 1996

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of WHIRLPOOL CORPORATION will be held at The Assembly Room (8th floor) of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois, on Tuesday, April 16, 1996, at 9:30 A.M., Chicago time, for the following purposes:

     1. to elect three persons to the Company's Board of Directors; and

     2. to approve the 1996 Omnibus Stock and Incentive Plan; and

     3. to approve an amendment to the Nonemployee Director Stock Ownership Plan; and

     4. to transact such other business as may properly come before the meeting.

By Order of the Board of Directors

DANIEL F. HOPP

DANIEL F. HOPP
VICE PRESIDENT,
GENERAL COUNSEL AND SECRETARY

MARCH 11, 1996

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Whirlpool Corporation (the "Company") for the Annual Meeting of stockholders to be held on April 16, 1996. Only stockholders of record at the close of business on March 4, 1996 are entitled to notice of, and to vote at, the meeting. The Company had 74,568,897 outstanding shares of Common Stock as of the close of business on March 4, 1996. The Company has no other voting securities. Stockholders are entitled to one vote per share on each matter. Under a policy adopted by the Board of Directors in 1992, the votes of all stockholder are to be kept permanently confidential and not disclosed except when disclosure is required by law, when a stockholder expressly consents to disclosure or when the proponent filing the opposition statement in a contested election does not agree to abide by this policy. This proxy statement and the accompanying proxy form are first being mailed to stockholders on or about March 11, 1996.

If the accompanying proxy form is signed and returned, the shares it represents will be voted as directed on the proxy form. In the absence of direction, it is intended that such shares will be voted FOR the nominees named herein, FOR a proposal to approve the 1996 Omnibus Stock and Incentive Plan and FOR a proposal to amend the Nonemployee Director Stock Ownership Plan.

A stockholder may revoke a proxy at any time prior to the voting thereof by submitting to the Secretary of the Company a written revocation or duly executed form of proxy bearing a later date, or by voting in person at the meeting.

The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld for each nominee but a withheld vote will have no effect on the outcome of the election. The affirmative vote of holders of a majority of the outstanding Common Stock present (whether in person or by proxy) and voting at the Annual Meeting will be required to approve the proposal to adopt the 1996 Omnibus Stock and Incentive Plan and the proposal to amend the Nonemployee Director Stock Ownership Plan. As to these proposals, the calculation of the number of holders who are considered present and voting at the meeting will include abstentions but will not include broker non-votes.

DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS

The Board of Directors of the Company (the "Board") is presently composed of one class of three, one class of four and one class of five directors. One class is elected each year for a term expiring at the annual meeting in the third year after its election. This year, there are three nominees for the class of three directors being elected. The nominees for election this year are William D. Marohn, Miles L. Marsh and Paul G. Stern.
                            ------------------------

NOMINEES FOR A TERM TO EXPIRE IN 1999



WILLIAM D. MAROHN, 55, President and Chief Operating Officer
of  the Company. Director of the Company since 1992 and         [MAROHN PHOTO]
director of Rubbermaid, Inc.

                               ------------------------

MILES L. MARSH, 48, Chairman of the Board and Chief Executive            [MARSH PHOTO]
Officer of James River Corporation (consumer paper products).
Director of the Company since 1990 and director of GATX
Corporation and Hartmarx Corporation.

                               ------------------------

PAUL G. STERN, 57, Partner, Thayer Capital Partners, L.L.P.              [STERN PHOTO]
(private investment company). Director of the Company since 1990 and director of The Dow Chemical Company, General Instrument Corp.
and LTV Steel Corporation.

                               ------------------------

DIRECTORS WHOSE TERM EXPIRES IN 1998
------------------------------------
ROBERT A. BURNETT, 68, director and former Chairman of the Board         [BURNETT PHOTO]
of Meredith Corporation (publishing, television broadcasting and residential real estate marketing and franchising; retired 1992).
Director of the Company since 1980 and director of ITT
Corporation, ITT Hartford, ITT Industries and Mid-American
Energy.

                               ------------------------

HERMAN CAIN, 50, President and Chief Executive Officer of                [CAIN PHOTO]
Godfather's Pizza, Inc. (food service industry). Director of the
Company since 1992, director of Nabisco Holdings Corp., SUPERVALU,
INC. and UtiliCorp United, Inc. and Chairman of the Federal
Reserve Bank of Kansas City.

                               ------------------------

ALLAN D. GILMOUR, 61, former Vice Chairman of Ford Motor Company         [GILMOUR PHOTO]
(cars and trucks, related parts and accessories and financial services; retired 1995). Director of the Company since 1990 and director of The Dow Chemical Company, DTE Energy Company, The
Prudential Insurance Company of America and US WEST, Inc.

                               ------------------------

JANICE D. STONEY, 55, former Executive Vice President, US WEST           [STONEY PHOTO]
Communications Group, Inc. (telecommunications products and
services; retired 1992). First became a director of the Company in
1987 and served until April 1994 and was then reappointed to the
Board on December 12, 1994, following a bid for political office.
Director of Premark International, Inc. and Guarantee Life
Company.

                               ------------------------

DAVID R. WHITWAM, 54, Chairman of the Board and Chief Executive          [WHITWAM PHOTO]
Officer of the Company. Director of the Company since 1985 and director of PPG Industries, Inc.

                               ------------------------

DIRECTORS WHOSE TERM EXPIRES IN 1997
------------------------------------
VICTOR A. BONOMO, 66, former Executive Vice President of PepsiCo,         [BONOMO PHOTO]
Inc. (soft drinks, snack foods, food services and restaurants;
  retired 1985). Director of the Company since 1976.

                               ------------------------

KATHLEEN J. HEMPEL, 45, Vice Chairman and Chief Financial Officer         [HEMPEL PHOTO]
of Fort Howard Corporation (paper products). Director of the
Company since 1994.

                               ------------------------

ARNOLD G. LANGBO, 58, Chairman of the Board and Chief Executive           [LANGBO PHOT0]
Officer of Kellogg Company (cereal products). Director of the
Company since 1994 and director of Johnson & Johnson.

                               ------------------------

PHILIP L. SMITH, 62, Former Chairman and Chief Executive Officer           [SMITH PHOTO]
  of the Board of The Pillsbury Company (consumer foods and
beverages and other products). Director of the Company since 1982 and director of ECO Lab Corporation and U.S. Trust Corporation.

                               ------------------------

The directors have served their respective companies indicated above in various executive or administrative positions for at least the past five years, except for Mr. Marsh and Dr. Stern. Mr. Marsh was Chairman and Chief Executive Officer of Pet Incorporated, a producer of specialty foods until it was acquired by The Pillsbury Company, a subsidiary of Grand Metropolitan PLC, in February 1995. Until October 1995, Mr. Marsh was employed by Pet as a special advisor on the integration of Pet with Pillsbury. From 1989 to 1991 he served as President, Chief Operating Officer and a director of Whitman Corporation, a diversified holding company. Dr. Stern served as a director of and in various other capacities, including as Chairman, President and Chief Executive Officer beginning in April 1990, with Northern Telecom Limited (telecommunications equipment and integrated office systems) until July 1994. Dr. Stern served as a Special Partner of Forstmann Little & Co. beginning in October 1993 until January 1996.

BOARD OF DIRECTORS

The Board held six meetings during 1995. During 1995, each director attended at least 75% of the total number of meetings of the Board and the Board committees on which he or she served.

The Audit Committee (Mr. Marsh (Chair), Ms. Hempel, Ms. Stoney and Dr. Stern) annually recommends independent public accountants for appointment by the Board as auditors of the Company and certain of its majority-owned subsidiaries, makes recommendations to the Board on the auditing process, control systems and compliance matters and examines and makes recommendations to the Board concerning the scope of audits and approves audit services. The Audit Committee held four meetings in 1995.

The Human Resources Committee (Messrs. Burnett (Chair), Gilmour and Langbo and Dr. Stern) determines the terms of employment of the Company's officers, determines the terms and recipients of awards under the Company's 1989 Omnibus Stock and Incentive and Performance Excellence Plans and makes recommendations to the Board with respect to the Company's compensation plans and policies. If the stockholders approve the 1996 Omnibus Stock and Incentive Plan, this Committee will administer the plan. This committee held five meetings in 1995.

The Corporate Governance Committee (Messrs. Smith (Chair), Burnett, Cain and Langbo) reviews with the Chairman of the Board recommendations concerning board committee assignments and, with input from all Board members, the effectiveness of overall governance practices and guidelines. This Committee also considers new nominees proposed for the Board and will consider individuals whose names are sent to the Committee (in care of the Chairman of the Board) by stockholders in accordance with the provisions set forth in the Company's By-laws. This committee held two meetings in 1995.

SECURITY OWNERSHIP

The following table presents the beneficial ownership of the only persons known by the Company to beneficially own more than 5% of its Common Stock, based upon a statement on Schedule 13G filed by such persons with the Securities and Exchange Commission. Such persons have reported shared voting and dispositive power with respect to all such shares.

     NAME AND ADDRESS OF               SHARES           PERCENT OF
      BENEFICIAL OWNER           BENEFICIALLY OWNED       CLASS
-----------------------------    ------------------     ----------
FMR Corp.                             8,636,871            11.7%
82 Devonshire Street
Boston, Massachusetts 02109
INVESCO PLC                           7,459,151            10.1%
11 Devonshire Square
London, EC2M 4YR
England

The following table reports beneficial ownership of Common Stock by each director, the Chief Executive Officer and the four other most highly compensated executive officers, and all directors and executive officers of the Company as a group, as of February 16, 1996. Beneficial ownership includes, unless otherwise indicated, all shares with respect to which each director or executive officer, directly or indirectly, has or shares the power to vote or to direct voting of such shares or to dispose or direct the disposition of such shares.

                                                     SHARES       SHARES UNDER
                                                  BENEFICIALLY    EXERCISABLE
                                                    OWNED(1)       OPTIONS(2)      TOTAL     PERCENTAGE
                                                  ------------    ------------    -------    ----------
Victor A. Bonomo                                       2,400           1,800        4,200         *
Robert A. Burnett                                      4,160           1,200        5,360         *
Herman Cain                                            1,264           1,200        2,464         *
Allan D. Gilmour                                       3,600           1,800        5,400         *
Robert I. Frey                                        35,150          33,080       68,230
Kathleen J. Hempel                                     1,600             -0-        1,600         *
Ronald L. Kerber                                      35,434          25,600       61,034         *
Arnold G. Langbo                                       1,624             -0-        1,624         *
William D. Marohn                                     69,750          38,640      108,390         *
Miles L. Marsh                                         3,705           1,200        4,905         *
Paul D. Miller                                        27,428          19,520       46,948         *
Philip L. Smith                                        2,268           2,400        4,668         *
Paul G. Stern                                          3,200           1,200        4,400         *
Janice D. Stoney                                       1,900           2,400        4,300         *
David R. Whitwam                                     183,448          82,300      265,748         *
All directors and executive officers as a group
  (18 persons)                                       457,539         255,340      712,879         *

------------
   *Represents less than 1% of the outstanding Common Stock.

(1) Does not include shares subject to currently exercisable options, which information is set forth separately in the second column. Also, does not include 1,246,749 shares (as of December 31, 1995) held by the Whirlpool Savings Trust (approximately 3,380 of which are held for the accounts of executive officers). Three individuals serve as trustees with shared voting and investment powers.

(2) Includes shares subject to options which will become exercisable within 60 days.

EXECUTIVE COMPENSATION

The table below provides a summary of annual and long-term compensation for the last three years of the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                     SUMMARY COMPENSATION TABLE (1993-1995)

                                                                                              LONG-TERM COMPENSATION
                                                                                        -----------------------------------
                                                           ANNUAL COMPENSATION          AWARDS     PAYOUTS
                                                     --------------------------------   -------   ----------
                                                                              OTHER                  LTIP       ALL OTHER
                                                                              ANNUAL    OPTIONS    PAYOUTS     COMPENSATION
       NAME            PRINCIPAL POSITION     YEAR    SALARY      BONUS      COMP.(1)     (#)       ($)(2)        ($)(3)
------------------  ------------------------  ----   --------   ----------   --------   -------   ----------   ------------
David R. Whitwam    Chairman and Chief        1995   $900,000   $  550,000   $    -0-   45,000    $  578,493     $ 17,004
                      Executive Officer       1994    850,000    1,500,000        -0-   40,000     1,072,142       16,735
                                              1993    800,000    1,300,000        -0-   35,000     3,480,984       16,542
William D. Marohn   President and Chief       1995    481,250      204,600        -0-   22,000       266,636        1,548
                      Operating Officer       1994    448,750      381,500        -0-   23,000       491,484          876
                                              1993    410,000      536,300        -0-   20,000     1,662,209          691
Ronald L. Kerber    Executive Vice President  1995    301,833      151,000        -0-   12,500       143,440        6,198
                      and Chief Technology    1994    275,500      275,500        -0-   11,000       253,169        5,437
                      Officer                 1993    243,000      359,000        -0-    9,000     1,240,259        4,746
Robert I. Frey      Executive Vice            1995    292,708      125,600    147,026   11,500       140,392        6,060
                      President, Chairman     1994    266,250      266,300    109,499   12,000       260,419        5,368
                      and Chief Executive     1993    230,417      283,700     55,332   10,000       271,006        4,792
                      Officer, Whirlpool
                      Asia Appliance Group
Paul D. Miller      Executive Vice            1995    278,292      139,200        -0-   11,500       132,007        3,480
                      President, Latin        1994    251,792      274,900     94,141   10,000       222,320        2,993
                      American Appliance      1993    214,167      257,200     90,643    6,900       184,013        2,687
                      Group

------------
(1) Amounts paid to Messrs. Frey and Miller represent primarily travel reimbursement and foreign service relocation expenses, except for $63,221 received by Mr. Miller in 1994 for income tax equalization.
(2) The amounts represent payouts under long-term, equity-based compensation programs based on long-term financial performance and stock price appreciation as described under the caption Long-Term Incentives beginning on page 12.
(3) Amounts represent group term life insurance premiums.

STOCK OPTION GRANTS AND RELATED INFORMATION

The table below provides information on grants of stock options during 1995 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                             OPTION GRANTS IN 1995
                        ASSUMED STOCK PRICE APPRECIATION

                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF STOCK
                                                                                        PRICE APPRECIATION FOR 10-YEAR
                                           INDIVIDUAL GRANTS IN 1995                            OPTION TERM(4)
                              ---------------------------------------------------       ----------------------------------
                              NUMBER OF
                              SECURITIES    % OF TOTAL
                              UNDERLYING     OPTIONS
                               OPTIONS      GRANTED TO    EXERCISE      EXPIRATION
            NAME               GRANTED     EMPLOYEES(1)   PRICE(2)       DATE(3)      0%        5%(5)            10%(6)
            ----              ---------    ------------   --------      ----------    -    --------------   --------------
David R. Whitwam                 45,000        6.22       $ 55.81         8-15-05     0    $    1,579,437   $    4,002,604
William D. Marohn                22,000        3.04         55.81         8-15-05     0           772,169        1,956,829
Ronald L. Kerber                 12,500        1.72         55.81         8-15-05     0           438,733        1,111,835
Robert I. Frey                   11,500        1.59         55.81         8-15-05     0           403,634        1,022,888
Paul D. Miller                   11,500        1.59         55.81         8-15-05     0           403,634        1,022,888
All Optionees(7)               *772,600          --        *55.78 (Avg)     *2005              25,349,548       64,238,470
All Stockholders                    N/A         N/A           N/A             N/A           2,693,070,253    6,824,533,818
All Optionee Gain as a % of                                                                           0.9%             0.9%
  All Stockholder Gain

------------

(1) Based on 722,600 options granted to all employees in 1995.
(2) Fair market value on the date of grant.
(3) Options generally become exercisable in installments of 40% one year after date of the grant, 40% after two years and 20% after three years, with all installments becoming exercisable upon a Change in Control as defined in the 1989 Omnibus Stock and Incentive Plan. A Change in Control is defined to include the acquisition by any person or group of 25% or more of the Company's voting securities, a change in the composition of the Board such that persons who constituted the Board on January 1, 1992 or persons who were approved by a majority of such Board members, or their successors, cease to constitute a majority of the Board and approval by the stockholders of an acquisition or liquidation of the Company.
(4) Potential pre-tax realizable value is based on the assumption that the stock price appreciates from the exercise price at the annual rates of appreciation shown in the table over the option term (10 years). This is a theoretical value. The actual realized value depends on the market value of the Company's stock at the exercise date. All calculations are based on shares outstanding as of December 31, 1995.
(5) Per share price of Common Stock would be $90.86 assuming no stock splits or stock dividends.
(6) Per share price of Common Stock would be $144.68 assuming no stock splits or stock dividends.
(7) No gain to the optionees is possible without an increase in the Common Stock price.

   *707,600 shares granted  8-15-95 @ $55.81 expiration date  8-15-05
   *15,000 shares granted 12-12-95 @ $54.44 expiration date 12-12-05

STOCK OPTION EXERCISES AND HOLDINGS

The table below provides information on shares underlying options exercisable at the end of 1995 and options exercised during 1995 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

            AGGREGATED OPTION EXERCISES AND YEAR-END VALUE FOR 1995

                                                    SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS HELD AT     IN-THE-MONEY OPTIONS HELD AT
                          SHARES                       FISCAL YEAR END                 FISCAL YEAR END
                         ACQUIRED      VALUE     ----------------------------    ----------------------------
         NAME           ON EXERCISE   REALIZED   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------  -----------   --------   -----------    -------------    -----------    -------------
David R. Whitwam             -0-           -0-      82,300          76,000        $ 839,827           -0-
William D. Marohn            -0-           -0-      38,640          39,800          288,816           -0-
Ronald L. Kerber             -0-           -0-      25,600          20,900          280,542           -0-
Robert I. Frey             3,000      $ 87,369      33,080          20,700          443,288           -0-
Paul D. Miller               -0-           -0-      19,520          18,880          181,230           -0-

LONG-TERM INCENTIVE AWARDS

The table below provides information regarding grants of long-term incentive compensation awards in 1995 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                    LONG-TERM INCENTIVE PLAN AWARDS IN 1995

                                                  PERFORMANCE
                                                  PERIOD FROM            ESTIMATE FUTURE PAYOUTS
                                                  GRANT UNTIL     UNDER NON-STOCK PRICE BASED PLANS(3)
                                     NUMBER       MATURATION     ---------------------------------------
             NAME                 OF SHARES(1)     OR PAYOUT     THRESHOLD(#)    TARGET(#)    MAXIMUM(#)
-------------------------------   ------------    -----------    ------------    ---------    ----------
David R. Whitwam
  Performance shares                 10,043          3 years         5022          10,043       20,086
William D. Marohn
  Performance shares                  4,818          3 years         2409           4,818        9,636
Ronald L. Kerber
  Performance shares                  2,565          3 years         1283           2,565        5,130
  Phantom stock(2)                   30,000          8 years
Robert I. Frey
  Performance shares                  2,511          3 years         1256           2,511        5,022
  Phantom stock(2)                   20,000          8 years
Paul D. Miller
  Performance shares                  2,392          3 years         1196           2,392        4,784
  Phantom stock(2)                   20,000         13 years

------------
(1) Performance share target awards are for a number of "contingent shares" and are based on a participant's base salary and the market price of the Common Stock. Final awards are determined by multiplying the number of contingent shares by 0% to 200%, based on the return on equity during the performance cycle. At the time of payout the value of contingent shares is based on the market price of Common Stock. All awards identified in this table were made pursuant to the Company's 1989 Omnibus Stock and Incentive Plan.

(2) Shares of phantom stock were awarded under the Career Stock Plan pursuant to the 1989 Omnibus Stock and Incentive Plan as described on page 13.

(3) Estimated future payouts on performance shares are predicated upon the achievement of corporate return on equity goals over the period from January 1, 1995 to December 31, 1997. For each performance cycle, performance goals are identified at which 100% of target awards are paid. In addition, the achievement of performance levels below target (down to 50%) result in payment of the threshold amount and the achievement of performance levels above target (up to 200%) results in payment of the maximum amount. Future payouts, if any, will be made in Common Stock, cash or a combination of both, as determined by the Human Resources Committee of the Board of Directors. If all or any portion of the award is paid in cash, the amount will be determined by multiplying the final number of shares earned by the percentage of the award to be paid in cash and multiplying this calculation by the market price of the Common Stock at the end of the performance period. Payments may be deferred with the Committee's consent.

The Company has agreements with its executive officers which provide severance benefits if, within two years following a Change in Control, the executive officer's employment is terminated (other than by reason of death or retirement) either by the Company, other than for cause (as defined) or disability, or by the officer for good reason (as defined). Benefits include continuation of salary for at least 90 days after notification of termination of employment, severance pay equal to 2.90 times includible compensation (generally, average annual gross income from the Company for the five years preceding the Change in Control) and under certain circumstances, continued participation for up to three years in the 401(k) Plan and in retirement, insurance and other employee benefit plans. The agreements may be terminated at the end of any year upon 90 days notice, but not for 24 months after a Change in Control. A Change in Control is defined to include the acquisition by any person or group of 25% or more of the Company's voting securities, a change in the composition of the Board such that persons who constituted the Board on January 1, 1992 ("the Incumbent Board") or persons who were approved by a majority of such Board members or their successors on the Incumbent Board cease to constitute a majority of the Board and approval by the stockholders of an acquisition or liquidation of the Company.

The Company's non-contributory defined benefit retirement plan (the "Retirement Plan") covers substantially all of its U.S. based salaried employees. Upon reaching the normal retirement age of 65, each vested participant is eligible to receive monthly installments for life equal to 2% of annual base salary, averaged over the 60 consecutive calendar months during which pay was highest out of the last 120 months completed before age 65, for each year of credited service (up to a maximum of 30 years). For participants with five or more years of service reduced benefits are payable upon early retirement or termination of employment after 55. For five years following a Change in Control, the Company may not terminate the plan or amend or merge it with another plan in a manner which would reduce benefits. If the Retirement Plan is terminated (including a termination by operation of law) during this five-year period, any assets held under the plan in excess of the amount needed to fund accrued benefits would be used to provide additional benefits to plan participants. The Company also has supplemental retirement plans which (i) provide to certain employees, including executive officers, additional benefits generally similar to those under the Retirement Plan but based upon an average of the five highest total amounts of bonuses paid from the Company's bonus plans during the ten years prior to retirement and (ii) maintain benefits at the levels set forth in the table below which are otherwise limited under the Retirement Plan by the Employment Retirement Income Security Act of 1974.

RETIREMENT BENEFITS

The following table sets forth the estimated annual pension benefits payable under the Retirement Plan and supplemental plans (as described above) upon retirement at age 65 after selected periods of service.

                         ESTIMATED ANNUAL PENSION BENEFITS AT AGE 65*
----------------------------------------------------------------------------------------------
  COVERED        5 YEARS      10 YEARS     15 YEARS     20 YEARS      25 YEARS       30 YEARS
COMPENSATION     SERVICE      SERVICE      SERVICE      SERVICE       SERVICE        SERVICE
------------     --------     --------     --------     --------     ----------     ----------
 $  600,000      $ 60,000     $120,000     $180,000     $240,000     $  300,000     $  360,000
    800,000        80,000      160,000      240,000      320,000        400,000        480,000
  1,000,000       100,000      200,000      300,000      400,000        500,000        600,000
  1,200,000       120,000      240,000      360,000      480,000        600,000        720,000
  1,400,000       140,000      280,000      420,000      560,000        700,000        840,000
  1,600,000       160,000      320,000      480,000      640,000        800,000        960,000
  1,800,000       180,000      360,000      540,000      720,000        900,000      1,080,000
  2,000,000       200,000      400,000      600,000      800,000      1,000,000      1,200,000

------------

    *The amounts set forth in the table are on the basis of a straight life annuity and are not subject to reduction for Social Security benefits or other payments. The maximum number of years of service for which pension benefits accrue is 30. Messrs. Whitwam, Marohn, Kerber, Frey and Miller had approximately 28, 32, 5, 12 and 8 years, respectively, of eligible service at December 31, 1995, and their covered compensation under the plans for 1995 was equal to the base salary and bonus set forth in the Summary Compensation Table.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company are paid an annual fee of $24,000 and $1,000 for each Board and committee meeting attended ($1,500 if chairperson). A nonemployee director may elect to defer any portion of director compensation until he or she ceases to be a director, at which time payment is made in a lump sum or in monthly or quarterly installments. Interest on deferred amounts accrues quarterly at a rate equal to the prime rate in effect from time to time. Each director may elect to relinquish all or a portion of the annual fee, in which case the Company may at its sole discretion then make an award of up to $1 million to a charitable organization upon the director's death. Under the program, the election to relinquish compensation is irrevocable and the Company may choose to make contributions in the director's name to as many as three charities. Each director may also elect to have a portion of the annual fee used to purchase term life insurance in excess of that described in the next paragraph.

Each nonemployee director, following retirement from the Board at age 70, or earlier if approved by the Board, receives a monthly retirement benefit of one-tenth of the annual director's fee in effect at the time of such retirement, for a period of months equal to such director's months of service (not to exceed
120). This benefit is paid in a lump sum or on a monthly or quarterly basis at the election of the director. The Company provides each nonemployee director who elects to participate with term life insurance while a director in an amount equal to one-tenth of the annual director's fee times the same number of months and a related income tax reimbursement payment. The Company also provides each nonemployee director with travel accident insurance of $1 million with the premiums paid by the Company and directors are reimbursed for the related income tax. For evaluation purposes, appliances sold by the Company, are made available to each nonemployee director for use at home, and the director receives an income tax reimbursement payment to compensate for any additional tax obligation. The cost to the Company of this arrangement in 1995 (based on distributor price of products and delivery, installation, and service charges) did not exceed $6,500 for any one nonemployee director or $10,000 for all nonemployee directors as a group.

The Company also has a Nonemployee Director Stock Ownership Plan the material terms of which are described under the caption "Nonemployee Director Stock Ownership Plan" beginning on page 23.

HUMAN RESOURCES COMMITTEE REPORT ON COMPENSATION AWARDS

The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation for 1995:

Whirlpool Corporation is dedicated to global leadership and to delivering superior stockholder value. The Company has established an overall objective to drive high total stockholder returns by performing consistently in the top 25 percent of large publicly-held corporations and by achieving and sustaining high levels of return on equity. The Company believes attaining these objectives will result in significant stockholder value creation during the 1990s and beyond.

Whirlpool's executive compensation philosophy is designed to support the attainment of these objectives by attracting and retaining the best possible management talent and by motivating these employees to achieve business and financial goals which create value for stockholders. The philosophy is centered around the following three points:

     - Compensation should be incentive driven with both short- and long-term focus;

     - More pay should be at risk than with the average company (i.e., lower base salaries with higher incentive rewards for outstanding performance); and

     - Components of compensation should be tied to increasing stockholder value.

The Committee is responsible for the design, administration and effectiveness of the compensation plans for management employees, including senior executives.

SALARY

Salary levels and salary increase guidelines are based on competitive market reviews conducted with the assistance of outside consultants. Comparison companies are blue chip companies that are similar to the Company in a variety of respects, such as companies that compete with the Company; tend to have national and international business operations; or are similar in sales volumes, market capitalizations, employment levels, lines of business, and business organization and structure. This group ("peer group") of companies is used to define the market for each component of pay as well as total compensation. The peer companies chosen for the competitive market review are not entirely the same as those that comprise the S&P Household Furniture and Appliance Group shown in the Performance Graph because the Committee believes that the Company's most direct competitors for executive talent are not necessarily limited to the companies included in the published industry index. Base salary for Mr. Whitwam and other executive officers is targeted such that the midpoint of the salary range is approximately 90% of the base salaries of officers in the peer group companies. Base salary increases for the year ranged between 5.3 and 9.1% for the named executive officers. Mr. Whitwam received a 5.9% salary increase on January 1, 1995. The increases reflected both moves in market salaries as well as the executives' individual performance (as discussed below) against specific objectives. With respect to Mr. Whitwam's individual performance objectives during 1994, the Committee assessed his performance in the areas of leadership, managerial and organizational effectiveness, value creation, the Corporation's overall financial performance and executive talent development. The Committee determined that Mr. Whitwam's overall performance in these areas was strong. No specific weight was attributed to any specific objectives in determining the base salary increases for Mr. Whitwam and the other executives.

ANNUAL INCENTIVE COMPENSATION

The Performance Excellence Plan ("PEP") provides all regular full-time exempt employees with an annual incentive designed to focus their attention on stockholder value creation, drive performance in support of this goal and other business goals, and reflect individual performance (except for designated executive officers). Target awards ranging from 10% to 100% of base salary are established by the Committee.

The current primary financial performance measures are return on equity ("ROE") and return on net assets based on the Committee's belief that improving such measures correlates to increasing value to stockholders. The Committee has the discretion to adopt performance goals in place of or in addition to those disclosed above.

Except for designated executive officers, achievement of individual performance goals is a factor in determining PEP payouts. Financial performance and individual performance are utilized in calculating final awards. For employees who are not executive officers, the maximum bonus using this formula is 2.25 times incentive target.

Unlike other employees, individual performance cannot be recognized under PEP for designated executive officers because of Section 162(m) of the Internal Revenue Code (discussed further at the end of this report). Because the Committee strongly believes that individual performance assessment has been and will continue to play a critical role in driving the Company's successful performance, the Committee adopted in 1994 the Executive Officer Bonus Plan ("EOBP") which provides the Committee with discretion to grant bonus payouts to designated executive officers in recognition of strong individual performance. In 1995, only Messrs. Whitwam and Marohn were designated as executive officers for purposes of PEP and eligible to participate in EOBP.

The PEP plan is designed to provide total direct compensation that is 10% above the median of the peer group when the target level of stretch performance is achieved. The plans utilized for designated executive officers are designed to achieve the same compensation objective.

No PEP payout was made to Mr. Whitwam for 1995 because ROE failed to meet the threshold level set for him by the Committee at the beginning of the year. Mr. Whitwam did receive an award from EOBP based on the Committee's assessment that his individual performance in the areas of leadership, managerial and organizational effectiveness, value creation, strategy deployment and executive talent development was strong. However, the Committee required this award to be deferred in order to preserve the deductibility of the compensation under
Section 162(m). The financial performance measures used to determine PEP payouts for Messrs. Marohn, and Kerber were based 100% on ROE. The PEP payouts for Messrs. Frey and Miller were based 50% on ROE and 50% on business unit results. The Committee determined that ROE was at threshold for all individuals except Mr. Whitwam. Business unit results for Mr. Frey were slightly above threshold and business unit results for Mr. Miller were at threshold.

LONG-TERM INCENTIVES

Our long-term incentive programs are comprised of stock options, the Executive Stock Appreciation and Performance Program and the Career Stock Plan, all pursuant to the Company's 1989 Omnibus Stock and Incentive Plan. Grants under both the stock option and Executive Stock Appreciation and Performance programs are typically made each year. The long-term incentive programs are intended to provide rewards to executives only if significant additional value is created for stockholders over time. Further, these stock-based plans are designed to encourage a significant ownership interest in the Company, to help assure that the interests of the executives are closely aligned to those of other stockholders and to provide incentives for the executives to remain with the Company.

STOCK OPTIONS--Option grants in 1995 were made based on our analysis of competitive award sizes, along with adjustments reflecting individual performance as evaluated by the Committee with respect to the Chief Executive Officer, and by the Chief Executive Officer as approved by the Committee with respect to the other four named executive officers. In making final awards, the Committee considered the optionee's scope of responsibility and opportunity to affect the Company's future success, strategic and operational goals, individual contributions and the number of options previously awarded and currently held. Grants were calculated based on the fair market value of stock at the time of grant.

Mr. Whitwam's 1995 option grant, as noted in the Summary Compensation Table, was made separately and at the sole discretion of the Committee primarily based on its competitiveness with the marketplace, but also taking into account the Committee's assessment of his individual performance.

EXECUTIVE STOCK APPRECIATION AND PERFORMANCE PROGRAM ("ESAP")--ESAP provides senior management with incentives to significantly improve the long-term performance of Whirlpool and increase stockholder value over time. The compensation opportunities under the Program are tied directly to the financial performance of Whirlpool over a preset period, normally three-year periods beginning each January 1. In combination with other elements of compensation, award sizes are designed to provide competitive total compensation that exceeds the market by approximately 10% when stretch target performance is met. Payouts are based on achieving certain ROE targets over the performance period.

The contingent shares granted to Mr. Whitwam in 1995 as disclosed in the Long-Term Incentive Plan Awards table were calculated based on the competitive objective for ESAP target award sizes and will result in a payout after December 31, 1997 if pre-established ROE goals are achieved. For the cycle that began in 1993 and ended in 1995, Whirlpool performance, using ROE, was slightly below the target established at the beginning of the performance cycle. As a result, payouts disclosed in the Summary Compensation Table are also slightly below target.

CAREER STOCK PLAN--In 1995, the Career Stock Plan (the "Plan") was established pursuant to the Company's 1989 Omnibus Stock and Incentive Plan. Under the Plan, one-time grants of phantom stock were awarded to select key executives as a means of encouraging long-term retention. Recipients and award sizes were based on subjective determinations relating to a broad range of factors affecting retention. The shares do not represent an equity interest in the Company and no voting rights attach to the shares until and unless they are distributed to the participant. The value of a share of Career Stock on any given date is equal to the fair market value of a share of Common Stock on that date. Recipients of Career Stock will receive one share of Common Stock for each share of phantom stock on a one-for-one basis upon retirement after attaining the age of 60 and subject to certain non-competition provisions in the contract. The ages of Messrs. Kerber, Frey and Miller, who were recipients of phantom stock awards, were 52, 52 and 47, respectively, as of December 31, 1995.

OWNERSHIP GUIDELINES

In 1995, management adopted with the Committee's approval, stock ownership guidelines to support the objective of increasing the amount of stock owned by the most senior group of executives (approximately 100 individuals). The guidelines for stock ownership are based on an individual's level in the organization and range from seven times base salary for the CEO to one times base salary for other executives. Currently, ownership by Mr. Whitwam and the other executive officers exceeds their minimum guidelines.

TAX CODE LIMITATION ON EXECUTIVE COMPENSATION DEDUCTIONS

In 1993, Congress amended the Internal Revenue Code to impose a $1 million deduction limit on compensation paid to executives named in the compensation section of the proxy statements of public companies, subject to certain transition rules and exceptions for non-discretionary performance based plans approved by stockholders.

The Committee intends to preserve the tax deductibility of executive compensation to the extent practicable while focusing on consistency with its compensation policies, the needs of the Company and stockholder interests. To that end, the Company sought and received stockholder approval of PEP in 1994 and is currently seeking shareholder approval of a new Omnibus Plan.

In addition, the Committee retains the discretion to reward strong individual performance of designated executive officers under the EOBP. The Committee believes this ability to exercise discretion is in the best interest of the Company and its stockholders and outweighs the need to qualify the EOBP so that amounts paid from this plan are exempt from the deductibility limits of Section 162(m). Accordingly, pay for individual performance under EOBP will generally not qualify under Section 162(m), and may not be fully deductible. However, because Mr. Whitwam's 1995 EOBP award was deferred, this award will be fully deductible by the Company if paid in a year in which Mr. Whitwam is not a covered participant at the end of such year.

SUMMARY

We, the Human Resources Committee of Whirlpool, believe a strong link exists between executive pay and performance at Whirlpool.

     Mr. Robert A. Burnett (Chairman)
     Mr. Allan D. Gilmour
     Mr. Arnold G. Langbo
     Dr. Paul G. Stern

PERFORMANCE GRAPH

The graph below compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of Standard & Poor's ("S&P") Composite 500 Stock Index and the cumulative total return of the S&P Household Furniture & Appliance Group Index for the years 1991 through 1995.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                    WHIRLPOOL CORPORATION, S&P 500 INDEX AND
                   S&P HOUSEHOLD FURNITURE & APPLIANCE GROUP

      MEASUREMENT PERIOD                                          S&P HOUSE-
    (FISCAL YEAR COVERED)          WHIRLPOOL        S&P 500          HOLD
12/31/90                                100.00          100.00          100.00
12/31/91                                170.81          130.34          147.38
12/31/92                                201.43          140.25          165.94
12/31/93                                306.29          154.33          238.82
12/31/94                                236.78          156.42          195.15
12/31/95                                259.16          214.99          237.71

Assumes $100 invested on December 31, 1990 in Whirlpool Common Stock, S&P 500 and S&P Household Furniture & Appliance Group.
------------
* Cumulative total return is measured by dividing (1) the sum of (a) the cumulative amount of the dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between share price at the end and the beginning of the measurement period.

1996 OMNIBUS STOCK AND INCENTIVE PLAN

On February 20, 1996, the Board of Directors adopted, subject to shareholder approval, the 1996 Omnibus Stock and Incentive Plan (the "1996 Plan") to allow the Company to continue making stock based awards as part of the Company's compensation. The 1996 Plan is intended to succeed the 1989 Omnibus Stock and Incentive Plan (the "1989 Plan") which has an insufficient number of issuable shares remaining to support the Company's compensation needs. The number of shares of the Company's Common Stock issuable under the 1996 Plan is 4,000,000. The 1996 Plan is generally consistent in substance with the 1989 Plan. The 1996 Plan also provides for deferral of payment of performance awards at the election of participants. The 1996 Plan continues to provide for incentive stock options, non-statutory stock options and stock appreciation rights.

The Board believes that, like the 1989 Plan, the 1996 Plan will successfully advance the Company's long-term financial success by permitting it to attract and retain outstanding executive talent and motivate superior performance by encouraging and providing a means for executives to obtain an ownership interest in the Company.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the annual meeting of stockholders, in person or by proxy, is necessary for approval of the 1996 Plan. Unless such vote is received, the 1996 Plan will not become effective.

The complete text of the 1996 Plan is set forth in Exhibit A hereto and should be read in its entirety by stockholders. The following description of the 1996 Plan is qualified in its entirety by reference to Exhibit A.

ADMINISTRATION AND ELIGIBILITY

The 1996 Plan will be administered by a committee (the "Committee") which shall consist of two or more directors designated by the Board of Directors of the Company, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3") and each of whom is an "outside director" within the meaning of Internal Revenue Code Section 162(m)(4)(c)(i) and the regulations promulgated thereunder. Since the Human Resources Committee currently satisfies such requirements, the Board intends to appoint the Human Resources Committee to administer the 1996 Plan. The 1996 Plan provides that the Company will fully indemnify members of the Committee against losses, costs, expenses and liabilities arising from actions taken or failure to act under the 1996 Plan. The Committee is authorized from time to time to grant awards under the 1996 Plan to such key employees (including executive officers) of the Company and its subsidiaries as the Committee, in its discretion, selects. The Committee is authorized to delegate any of its authority under the 1996 Plan to such persons as it deems appropriate (such as officers of the Company) to the extent such action would not prevent the 1996 Plan from complying with Rule 16b-3 or Internal Revenue Code Section 162(m)(4)(c)(i). Such shares will be made available from authorized but unissued stock or from stock held in the treasury.

For each of 1993, 1994 and 1995, the Company made awards to an average of 424 employees, covering an average of approximately 581,800 shares per year under the 1989 Original Plan. However, these awards are not necessarily indicative of the number of participants or the number of awards which might be made under the proposed 1996 Plan. Therefore, it is not possible at this time to identify the persons to whom awards will be granted, or would have been granted if the 1996 Plan had been in effect during 1995, or to state the form or value of any such awards.

The aggregate number of shares of the Company's Common Stock issuable under all awards under the 1996 Plan is 4,000,000. The maximum number of shares of Common Stock issuable pursuant to the exercise of stock options under the Plan is 3,750,000. The maximum number of shares of Common Stock issuable under restricted stock or restricted stock equivalent awards under the Plan is 1,000,000. The maximum number of shares of Common Stock that a participant may receive upon exercise of all stock options and stock appreciation rights under the Plan is 600,000. The maximum number of shares of Common Stock that a participant may receive in any calendar year pursuant to performance awards, restricted stock awards, and restricted stock equivalent awards is 300,000.

OPTIONS AND APPRECIATION RIGHTS

The 1996 Plan authorizes the Committee to grant to key employees options to purchase the Company's Common Stock which may be in the form of statutory stock options ("ISOs", which term includes "incentive stock options", as defined in the Internal Revenue Code of 1986 (as it may be amended from time to time), and any type of tax-qualified option which may subsequently be authorized) or in the form of non-statutory options. The exercise price of options granted under the 1996 Plan (subject to amendment as discussed herein under the caption "Terms of the 1996 Plan; Amendment and Adjustment") may not be less than 100% of the fair market value of such stock at the time the option is granted. Fair market value on any given date for this and other purposes of the 1996 Plan will be the mean between the highest and the lowest sale prices reported on the New York Stock Exchange Composite Transactions Table on such date or the last previous date reported (or, if not so reported, on any domestic stock exchange on which the Company's Common Stock is then listed); or, if the Company's Common Stock is not listed on a domestic stock exchange, the mean between the closing high bid and low asked prices thereof as reported by the Nasdaq Stock Market on such date or the last previous date reported (or, if not so reported, by the system then regarded as the most reliable source of such quotations); or, if the foregoing do not apply, the fair value as determined in good faith by the Committee or the Board of Directors.

The 1996 Plan permits optionees, with certain exceptions, to pay the exercise price of options in cash, Common Stock of the Company (valued at its fair market value on the date of exercise and including stock received upon exercise of options or stock appreciation rights under any Company option plan) or a combination thereof. Accordingly, any optionee who owns any Company Common Stock may generally, by using stock in payment of the exercise price of an option, receive, in one transaction or a series of essentially simultaneous transactions, without any cash payment of the purchase price, (i) Company Common Stock equivalent in value to the excess of the fair market value of the shares subject to exercised option rights over the purchase price specified for such shares in the option, plus (ii) a number of shares equal to that used to pay the purchase price. Cash received by the Company upon exercise of options will constitute general funds of the Company.

In the event that a participant ceases to be an employee of the Company or its subsidiaries due to death, disability or retirement, or with the consent of the Committee, each outstanding option held by such participant which is then exercisable will remain exercisable for the period set forth in the option grant; provided that non-statutory options may be exercised up to one year after the death of a participant, despite any earlier expiration date set forth in the option grant. In all other cases, all options (whether or not then exercisable) will expire upon termination of a participant's employment.

The 1996 Plan also authorizes the Committee to grant appreciation rights to key employees (including executive officers). An appreciation right entitles the grantee to receive upon exercise the excess of (a) the fair market value of a specified number of shares of the Company's Common Stock at the time of exercise over (b) a price specified by the Committee which may not be less than 100% of the fair market value of the Common Stock at the time the appreciation right was granted (subject to amendment as discussed herein under the caption "Terms of the 1996 Plan, Amendment and Adjustment"). The Company will pay such amount to the holder in the form of the Company's Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as determined by the Committee.

Appreciation rights may be either unrelated to any option or an alternative to a previously or contemporaneously granted option. Appreciation rights granted as an alternative to a previously or contemporaneously granted option will entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over the option price multiplied by the number of shares as to which such optionee is exercising the appreciation right. If an appreciation right is an alternative to an option, such option shall be deemed canceled to the extent that the appreciation right is exercised and the alternative appreciation right shall be deemed canceled to the extent that such option is exercised.

PERFORMANCE AWARDS

The 1996 Plan authorizes the Committee to grant performance awards to key employees in the form of either grants of performance shares (each performance share representing one share of the Company's Common Stock) or performance units representing an amount established by the Committee at the time of the award (which amount may, without limitation, be equal to the fair market value of one share of the Company's Common Stock). Performance awards are credited to a participant's performance account when awarded and are earned over a performance period (which shall not be less than one year) determined by the Committee at the time of the award. There may be more than one performance award in existence at any one time and the performance periods may differ. At the time a performance award is made, the Committee will establish superior and satisfactory performance targets measuring the Company's performance over the performance period. The portion of the performance award earned by the participant will be determined by the Committee, based on the degree to which the superior performance target is achieved. No performance awards will be earned by the participant unless the satisfactory performance targets are met.

When earned, performance awards will be paid in a lump sum or installments in cash, Common Stock or a combination thereof as the Committee may determine. Participants may elect during the performance period to defer payments of performance awards. The Committee is authorized to determine yields for any deferred amounts and to establish a trust to hold any deferred amounts or portions thereof for the benefit of the participants.

In the event that a participant ceases to be an employee of the Company or its subsidiaries during the performance period due to death, disability or retirement, or with the consent of the Committee, the Committee may authorize payment of all or a portion of the amount the participant would have been paid if such participant had continued as an employee to the end of the performance period. In all other cases, all unearned performance awards will be forfeited.

RESTRICTED STOCK OR RESTRICTED STOCK EQUIVALENTS

The 1996 Plan authorizes the Committee to grant restricted Common Stock of the Company or restricted stock equivalents to key employees with such restriction periods as the Committee may designate at the time of the award; provided, however, that such restriction periods shall be at least three years for time-based restrictions and one year for performance-based restrictions. Stock certificates evidencing restricted shares will be held by the Company and restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the restriction period for restricted shares. It is presently anticipated that the terms of the award agreement will provide that during the restriction period, the Committee will retain custody of any distributions (other than regular cash dividends) made or declared with respect to restricted shares. Other than these restrictions on transfer, the participant will have all the rights of a holder of such shares of restricted stock. In lieu of restricted stock the Committee may grant restricted stock equivalents. Each restricted stock equivalent would represent the right to receive an amount determined by the Committee at the time of award, which value may be equal to the full monetary value of one share of Common stock.

In the event that a holder of restricted stock or restricted stock equivalent ceases to be employed by the Company or any subsidiary due to death, disability, or with the consent of the Committee, the restrictions will lapse on a number of shares or share equivalents determined by the Committee, but not less than a pro rata number of shares or share equivalents based on the portion of the restriction period for which the participant remained an employee. In all other cases, all restricted shares or restricted stock equivalents will be forfeited to the Company. The maximum number of shares of Common Stock which may be issued pursuant to restricted stock or restricted stock equivalent awards under the Plan is 1,000,000 shares or the cash equivalent thereof.

LOANS

The Committee may provide in any option grant that the Company or one of its subsidiaries may make loans to finance the exercise of such option. The principal amount of any loan will not exceed the purchase price of the shares of Common Stock to be acquired upon exercise of any option plus the estimated or actual amount of taxes payable by the optionee as a result of such exercise. The Committee may in its discretion prescribe, or may empower the Company or any such subsidiary to prescribe, the other terms and conditions (including but not limited to the interest rates, maturity date and whether the loan will be secured or unsecured) of any loan. Interest rates on such loans will be comparable to generally prevailing rates charged by unaffiliated lenders for loans of a similar nature and maturity.

TERMS OF GRANTS

The term of each stock option and appreciation right will be as determined by the Committee on the date of the awards. ISOs may be granted for terms of not more than ten years from the date of grant, and the term of non-statutory options will be determined by the Committee at the time of the award (subject to amendment as discussed herein under the caption "Terms of the 1996 Plan; Amendment and Adjustment").

Awards granted under the 1996 Plan generally will not be transferable, except by will and the laws of descent and distribution. However, the Committee may grant to participants awards that may be transferrable (other than incentive stock awards) subject to terms and conditions established by the Committee.

Participants who leave the Company holding unexercised stock options or appreciation rights, unearned performance awards or shares of restricted stock may forfeit such awards if they fail to honor consulting or noncompetition obligations to the Company.

The 1996 Plan authorizes the Committee to grant awards to participants who are employees of foreign subsidiaries or foreign branches of the Company in alternative forms, other than stock options, appreciation rights, performance awards or awards of restricted stock described above, that approximate the benefits such participant would have received if the award were made in the forms described above.

AWARD CONTRACTS

All awards granted under the 1996 Plan will be evidenced by written agreements between the Company and the participant which may include such additional terms and conditions not inconsistent with the 1996 Plan as the Committee may specify.

It is presently anticipated that the option and stock appreciation right forms to be used in granting options and appreciation rights under the 1996 Plan will be substantially the same as those currently approved for use under the 1989 Plan, subject to the Committee's right to change such forms at any time. Under the terms of the option and stock appreciation right forms currently in use under the 1989 Plan, options, in general, become exercisable in installments of 40% of the shares subject to the option one year after the date of grant, an additional 40% after two years and the final 20% after three years. However, such option forms provide for all installments of outstanding options to become exercisable in certain circumstances if (i) any person becomes a beneficial owner (including proxies to vote for the election of directors) of 25% or more of the voting power of the Company's outstanding stock or (ii) there is a solicitation of proxies which results in certain extraordinary transactions or events. In addition, under the terms of the 1989 Plan, a holder may not exercise options and appreciation rights after termination of employment with the Company or any of its subsidiaries for any reason other than death, disability or retirement, or with the consent of the Committee, in which case the holder's representative or the holder may exercise an option at any time prior to its expiration date.

TERMS OF THE 1996 PLAN; AMENDMENT AND ADJUSTMENT

No awards may be granted under the 1996 Plan after December 31, 2005. The 1996 Plan may be terminated by the Board of Directors of the Company or by the Committee at any time with respect to options and appreciation rights which have not been granted. In addition, the Board of Directors or the Committee may amend the 1996 Plan from time to time, without the authorization or approval of the Company's stockholders, but no amendment shall impair the rights of the holder of any award without such holder's consent. Any such amendment could increase the cost of the 1996 Plan to the Company. However, neither the Board nor the Committee may amend the 1996 Plan without the approval of the Company's stockholders (to the extent such approval is required by law, agreement or the rules of any exchange upon which the Company's Common Stock is listed) to (i) materially increase the maximum amount of shares of Common Stock subject to the 1996 Plan (other than pursuant to adjustment provisions discussed below), (ii) materially modify the requirements as to eligibility for participation in the 1996 Plan, (iii) materially increase the benefits accruing to participants under the 1996 Plan or (iv) extend the term of the 1996 Plan.

The 1996 Plan provides that in the event of a stock dividend or stock split, or a combination or other increase or reduction in the number of issued shares of the Company's Common Stock, the Board of Directors or the Committee may, in order to prevent dilution or enlargement of rights under awards make such adjustments in the number and type of shares authorized by the 1996 Plan and covered by outstanding awards under the 1996 Plan and the price thereof. The Committee may provide in any award agreement that in the event of a merger, consolidation, reorganization, sale or exchange of substantially all assets or dissolution of the Company, any of which could involve a change in control of the Company, the rights under outstanding awards may be accelerated or adjustments may be made in order to prevent the dilution or enlargement of rights thereunder. However, the 1996 Plan does not permit the acceleration of benefits of elected officers (and other participants who may be designated by the Committee) in connection with certain change in control transactions (unless a majority of the disinterested directors approve of such accelerations) in which the officer receives securities of the successor entity which represent either (i) more than 0.5% of the successor's common stock and a greater percentage than the officer owned of the Company's Common Stock or (ii) a greater amount of successor securities per share of Common Stock owned by the officer than other stockholders of the Company will receive.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, appreciation rights, performance awards, restricted stock and supplemental cash payments. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to individuals who are citizens or residents of the United States. The discussion does not address the state, local or foreign income tax rules relevant to stock options, appreciation rights, performance awards, restricted stock and supplemental cash payments. Employees are urged to consult their personal tax advisors with respect to the federal, state, local and foreign tax consequences relating to stock options, appreciation rights, performance awards, restricted stock and supplemental cash payments.

ISOs. A participant who is granted an ISO recognizes no income upon grant or exercise of the option. However, the excess of the fair market value of the shares of the Company's Common Stock on the date of exercise over the option exercise price is an item includible in the optionee's alternative minimum taxable income. An optionee may be required to pay an alternative minimum tax even though the optionee receives no cash upon exercise of the ISO with which to pay such tax.

If an optionee holds the Common Stock acquired upon exercise of the ISO for at least two years from the date of grant and at least one year following exercise (the "Statutory Holding Periods"), the optionee's gain, if any, upon a subsequent disposition of such Common Stock, is taxed as long-term capital gain. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO before satisfying the Statutory Holding Periods (a "Disqualifying Disposition"), the optionee may recognize both compensation income and capital gain in the year of disposition. The amount of the compensation income generally equals the excess of (1) the lesser of the amount realized on disposition or the fair market value of the Common Stock on the exercise date over (2) the exercise price. The balance of the gain realized on such a disposition, if any, is long- or short-term capital gain depending on whether the Common Stock has been held for more than one year following exercise of the ISO.

Special rules apply for determining an optionee's tax basis in and holding period for Common Stock acquired upon the exercise of an ISO if the optionee pays the exercise price of the ISO in whole or in part with previously-owned shares of Company Common Stock. Under these rules, the optionee does not recognize any income or loss from delivery of shares of Common Stock (other than shares previously acquired through the exercise of an ISO and not held for the Statutory Holding Periods) in payment of the exercise price. The optionee's tax basis in and holding period for the newly-acquired shares of Common Stock will be determined as follows: as to a number of newly-acquired shares equal to the previously-owned shares delivered, the optionee's tax basis in and holding period for the newly-acquired shares will be equal to the previously-owned shares delivered, the optionee's basis in and holding period (for capital gain, but not Disqualifying Disposition, purposes) for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis; as to each remaining newly-acquired share, the optionee's basis will be zero (or, if part of the exercise price is paid in cash, the amount of such cash divided by the number of such remaining newly-acquired shares) and the optionee's holding period will begin on the date such share is transferred. Under proposed regulations, any Disqualifying Disposition is deemed made from shares with the lowest basis first.

If an optionee pays the exercise price of an ISO in whole or in part with previously-owned shares that were acquired upon the exercise of an ISO and that have not been held for the Statutory Holding Periods, the optionee will recognize compensation income (but not capital gain) under the rules applicable to Disqualifying Dispositions.

The Company is not entitled to any deduction with respect to the grant or exercise of an ISO or the subsequent disposition by the optionee of the shares acquired if the optionee satisfies the Statutory Holding Periods. If these holding periods are not satisfied, the Company is entitled to a deduction in the year the optionee disposes of the Common Stock in an amount equal to the optionee's compensation income.

Non-statutory Stock Options. A participant who is granted a non-statutory stock option recognizes no income upon grant of the option. At the time of exercise, however, the optionee recognizes compensation income equal to the difference between the exercise price and the fair market value of the shares of Company Common Stock received on the date of exercise. This income is subject to income and employment tax withholding. The Company is entitled to an income tax deduction corresponding to the compensation income recognized by the optionee.

When an optionee disposes of Common Stock received upon the exercise of a non-statutory stock option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee's basis in the stock sold. The optionee's capital gain will be long- or short-term, depending upon whether the stock sold was held more than one year. The Company will not receive a deduction for any gain recognized by the optionee.

If an optionee pays the exercise price for a non-statutory option entirely in cash, the optionee's tax basis in the Common Stock received equals the stock's fair market value on the exercise date, and the optionee's holding period begins on the day after the exercise date. If however, an optionee pays the exercise price of a non-statutory option in whole or in part with previously-owned shares of Common Stock, then the optionee's tax basis in and holding period for the newly-acquired shares will be determined as follows: as to a number of newly acquired shares equal to the previously-owned shares delivered, the optionee's basis in and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis; as to each remaining newly-acquired share, the optionee's basis will equal the share's value on the exercise date, and the optionee's holding period will begin on the day after the exercise date.

Special Treatment of Certain Officers. An optionee who is an executive officer of the Company is considered an "insider" for purposes of Section 16 of the Exchange Act and thus is subject to suit under Section 16(b) of the Exchange Act for sales of property occurring within six months of receipt of such property (the "Section 16(b) Restriction"). Under current SEC rules, in the case of stock received pursuant to the exercise of an option, such six month period begins on the date the option is granted. Under the Internal Revenue Code regulations, the
Section 16(b) Restriction is considered a "substantial risk of forfeiture" with respect to stock received by an insider.

As a result of the Section 16(b) Restriction, an optionee who is an executive officer of the Company recognizes taxable income six months after the grant of a non-statutory stock option (i.e., on the date the Section 16(b) restriction lapses) if the optionee exercises such option within such six month period unless the optionee files a Section 83(b) Election with the Internal Revenue Service within 30 days of exercise to recognize taxable income on the exercise date. A "Section 83(b) Election" is an election to recognize income on the date that property subject to a substantial risk of forfeiture is received rather than on the date such substantial risk of forfeiture lapses. If an optionee exercises an option more than six months after the date it was granted (i.e., after the Section 16(b) Restriction has lapsed), the optionee recognizes income on the exercise date.

The measure of the optionee's compensation income is the difference between the fair market value of the shares of the Company's Common Stock on the date the optionee recognizes income with respect to such shares, and the option exercise price. The Company is entitled to an income tax deduction for its fiscal year with which or in which ends the taxable year of the optionee in which the optionee is taxed. Any gain the optionee realizes on the subsequent disposition of the Common Stock will receive long or short-term capital gain treatment depending (except in the case of shares the holding period of which is determined by reference to the holding period of previously-owned shares exchanged therefor) on whether the Common Stock has been held for more than one year following the date upon which the amount of his or her compensation income was determined.

Optionees who are insiders are also subject to special treatment with respect to ISOs. For alternative minimum tax purposes, if an ISO is exercised by an insider within six months of the date it was granted, the insider's alternative minimum taxable income is measured on the value of the Common Stock on the date such six months period lapses, rather than such value on the exercise date.

Appreciation Rights. A participant who is granted an appreciation right recognizes no income upon grant of the appreciation right. At the time of exercise, however, the participant shall recognize compensation income equal to any cash received and the fair market value of any Company Common Stock received. This income is subject to withholding. The Company is entitled to an income tax deduction corresponding to the ordinary income recognized by the participant.

Performance Awards. The grant of a performance award does not generate taxable income to the participant or an income tax deduction to the Company. Any cash and the fair market value of any

Company Common Stock received as payment in respect of a performance award will constitute ordinary income to the participant (in the case of a participant who is an insider, the fair market value of the shares six months after receipt will be used to measure income, unless a Section 83(b) Election is filed). The participant's income is subject to income and employment tax withholding. The Company will be entitled to an income tax deduction corresponding to the ordinary income recognized by the participant.

Restricted Stock. A participant who is granted restricted stock may make a
Section 83(b) Election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of Common Stock granted shall be taxed as capital gains (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) Election, then the grant shall be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) Election, any dividends paid on Common Stock subject to the restrictions is compensation income to the participant and compensation expense to the Company. Any compensation income a participant recognizes from a grant of restricted stock is subject to income and employment tax withholding. The Company is entitled to an income tax deduction for any compensation income taxed to the participant.

Payment of Withholding Taxes. The Company shall have the power to withhold, or require a participant to remit to the Company an amount sufficient to satisfy, any Federal, state, local or foreign withholding tax requirements on any grant or exercise made pursuant to the 1996 Plan. However, to the extent permissible under applicable tax, securities and other laws, the Committee may, in its sole discretion, permit the participant to satisfy a tax withholding requirement by delivering shares of Common Stock previously owned by the participant or directing the Company to apply shares of Common Stock to which the participant is entitled as a result of the exercise of an option or the lapse of a period of restriction, to satisfy such requirement.

The Board of Directors recommends a vote FOR this proposal appearing at Item 2 on the accompanying proxy form.

NONEMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

The Board of Directors believes that a program fostering stock ownership by nonemployee directors promotes the long-term financial success of the Company by attracting and retaining outstanding nonemployee directors and by providing incentives to such nonemployee directors through grants of stock and stock options linked to continued improvements in the Company's earnings. In 1989, the Board adopted and the shareholders approved the Nonemployee Director Stock Ownership Plan (the "Plan") to allow directors to participate in the growth of the Company. In 1993, the Board adopted and the shareholders approved an amendment to the Plan which replaced grants of restricted Common Stock with annual outright grants of 400 shares of Common Stock per year to each nonemployee director then serving on the Board.

The Board believes that the Plan has been successful in increasing the stock ownership of directors and in closely aligning nonemployee directors' compensation to the interests of shareholders. The Board also believes that these purposes will be further advanced by amending the Plan to more closely align the financial conditions for a stock option grant under the Plan with the financial targets used in the Company's Performance Excellence Plan ("PEP") (described under the caption "Annual Incentive Compensation" in the Human Resources Committee Report).

On February 20, 1996, the Board adopted an amendment to Section 3.1 of the Plan to provide that the conditions for stock option awards under the Plan would be satisfied if during the immediately preceding fiscal year (the "Prior Year") the Company's earnings from continuing operations ("Earnings") exceeded by at least 10% the Earnings for the year immediately preceding the Prior Year. The Plan as amended would define Earnings as the Corporation's consolidated earnings from continuing operations before the after-tax effects of: (i) extraordinary items;
(ii) changes in accounting principles; (iii) gains and losses from business dispositions shown separately on the

Company's published earnings statement; and (iv) restructuring charges shown separately on the Company's published earnings statement. Restructuring charges means costs related to the elimination or reduction of product lines or the consolidation of plant facilities, including losses from asset impairments and disposals relating thereto, and costs of severance and termination benefits relating to the foregoing or to reductions in personnel. The Board believes that so amending the Plan will result in an even greater linkage between nonemployee director compensation, the financial goals of the Company and shareholder value.

The affirmative vote of the holder of a majority of the shares of Common Stock present at the annual meeting of stockholders, in person or by proxy, is necessary for approval of such amendment. Unless such vote is received, the Plan will not be amended.

The complete text of the Plan, amended to contain the proposed amendments, is set forth in Exhibit B hereto. The description of the Plan contained in this proxy statement is qualified in its entirety by reference to Exhibit B.

ADMINISTRATION AND ELIGIBILITY: ADJUSTMENT, AMENDMENT AND TERMINATION

The Plan is largely self-administered because the awards are automatic and nondiscretionary. To the extent necessary, the Board is authorized to administer the Plan. In the event of a stock dividend, stock split, stock combination or other reduction in issued shares, merger, consolidation, recapitalization or sale or exchange of all of the assets of or dissolution of the Company, the Board is required to adjust the number and type of shares authorized by the Plan and subject to outstanding grants of Common Stock or stock options, as well as the option prices of any outstanding stock options, to prevent enlargement or dilution of rights. No stock or stock options will be granted under the Plan after April 30, 1999. The Board may suspend or terminate the Plan at any time or amend the Plan from time to time without stockholder approval, but no amendment, suspension or termination shall impair the rights of any director under outstanding grants of stock or stock options. However, no amendment made without stockholder approval (to the extent required by law, agreement or the rules of any exchange upon which the Company's Common Stock is listed) shall (a) materially increase the number of shares of Company Common Stock issuable under the Plan (other than pursuant to the adjustment provisions described above), (b) materially modify the requirements as to eligibility for participation, (c) materially increase the benefits accruing to directors under the Plan or (d) extend the termination date of the Plan.

Eligibility for awards under the Plan is limited to directors of the Company who, at the time of an award of stock or stock options, are not, and have not been for at least one year, either an employee or officer of the Company or any of its subsidiaries or a person eligible for selection as a person to whom stock may be allocated or to whom options or appreciation rights may be granted pursuant to any plan of the Company or its subsidiaries. The aggregate number of shares of the Company's Common Stock issuable under the Plan is 200,000 (subject to adjustments in order to prevent enlargement or dilution as described above). As of February 20, 1996, 156,200 shares remained available for future grants of stock and stock options under the Plan.

GRANTS OF STOCK

The Plan provides for the annual unrestricted grant of 400 shares of the Company's Common Stock to each nonemployee director who is a member of the Board at the conclusion of the annual meeting of stockholders. Each director has all rights accruing to an owner of the Company's Common Stock, including the right to vote the shares at stockholders' meetings, receive dividends, and sell, assign, transfer or otherwise encumber the Common Stock (subject to restrictions imposed on insider trading under the federal securities laws).

Pursuant to an amendment to the Plan in 1993, grants of restricted stock were replaced with outright grants of Common Stock as described above. The replacement of grants of restricted Common Stock by outright grants of Common Stock is phased in so that a nonemployee director receives only 200 shares of Common Stock in each year where that director will also have restrictions lapse on 200 shares of restricted Common Stock previously granted under the Plan. As of February 20, 1996, no shares of restricted Common Stock remain outstanding under the Plan.

STOCK OPTIONS AND AMENDMENT OF GRANT CONDITIONS

The Plan currently provides that effective on the date of each annual meeting of stockholders, each nonemployee director automatically is awarded a stock option to purchase 600 shares of the Company's Common Stock if the Company's consolidated earnings from continuing operations before extraordinary items and before changes in accounting principles ("Earnings") for the immediately preceding fiscal year (the "Prior Year") exceed Earnings for the fiscal year immediately prior to the Prior Year (the "Base Year") by at least 10%. Based on the current plan, each nonemployee director will receive an option grant on the date of the 1996 Annual Meeting. As amended, the Plan would define Earnings as the Company's consolidated earnings from continuing operations before the after-tax effects of: (i) extraordinary items; (ii) changes in accounting principles; (iii) gains and losses from business dispositions shown separately on the Company's published earnings statement; and (iv) restructuring charges shown separately on the Company's published earnings statement. Restructuring charges is defined as costs related to the elimination or reduction of product lines or the consolidation of plant facilities, including losses from asset impairments and disposals relating thereto, and costs of severance and termination benefits relating to the foregoing or to reductions in personnel. This definition is comparable to the one used to measure financial performance under the PEP Plan described earlier and would not have resulted in an option grant on the date of the 1996 Annual Meeting. The Company's public accountants will resolve any questions arising as to the Company's Earnings for any year. The purchase price for shares of the Company's Common Stock under these options is the average market price of the Common Stock for the third through fifth trading days after public announcement of the Company's earnings data for the Base Year. As of February 20, 1996, a total of 25,200 stock options have been awarded under the Plan and 11,400 have been exercised.

Stock options granted under the Plan are exercisable for twenty years or, if earlier, two years after a nonemployee director ceases to serve on the Company's Board of Directors, provided that no option is exercisable within the first six months of its term, unless death or disability of the director occurs. In the event of a nonemployee director's death, such stock options will be exercisable for one year from the date of death. Payment of the exercise price may be made in cash or, if permitted by law, Common Stock of the Company, valued at its market price at the time of exercise.

FEDERAL TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock and stock options. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to nonemployee directors who are citizens or residents of the United States. The discussion does not address the state, local or foreign income tax rules relevant to stock and stock options.

A nonemployee director is considered an "insider" for purposes of Section 16 of the Exchange Act and cannot freely sell shares of Common Stock acquired upon grant within six months after the grant date. Consequently, a nonemployee director will generally recognize ordinary compensation income on the date six months after the grant of shares of Common Stock (or, if earlier, the date the nonemployee director is no longer subject to liability under Section 16 of the Exchange Act) equal to the fair market value of the shares on that date. Any cash dividends a nonemployee director receives with respect to shares of Common Stock before his or her ordinary compensation income is determined under the foregoing rule will also be treated as compensation income. If, however, a nonemployee director files a Section 83(b) Election with the Internal Revenue Service within 30 days following the grant of Common Stock, he or she will recognize ordinary compensation income on the date of the grant of shares of Common Stock equal to the fair market value of the shares on the grant date. If a nonemployee director makes a Section 83(b) Election, the director does not recognize any additional compensation income when the restrictions under Section 16 of the Exchange Act lapse, and any dividends the director receives on the shares covered by the election are treated as dividend (rather than compensation) income. The Company receives a deduction equal to the ordinary compensation income recognized by the nonemployee director.

A nonemployee director's tax basis in the shares of Common Stock granted pursuant to the Plan equals the fair market value of the shares on the date his or her ordinary compensation income is determined under the foregoing rules, and the director's holding period begins on such date. Upon a subsequent sale or exchange of the shares, the nonemployee director recognizes capital gain or loss equal to the difference between the proceeds received and the director's basis in the shares. Such capital gain will be short- or long-term, depending upon whether the nonemployee director has held the shares for more than one year. An individual's "net capital gain" means his or her long-term capital gains for the year reduced by (i) his or her long-term capital losses for the year and (ii) the excess, if any, of his or her short-term capital losses over his or her short-term capital gains for the year. The Company will not receive a deduction for any capital gain recognized by the nonemployee director.

A nonemployee director who is granted a stock option recognizes no income upon grant of the option. Nonemployee directors are considered insiders and are subject to the special tax treatment rules described earlier. The Company is entitled to an income tax deduction corresponding to the income recognized by the nonemployee director.

When a nonemployee director disposes of Common Stock received upon the exercise of a stock option, the nonemployee director will recognize capital gain or loss equal to the difference between the sales proceeds received and the director's basis in the stock sold. The nonemployee director's capital gain will be long- or short-term, depending upon whether the stock sold was held more than one year. The Company will not receive a deduction for any capital gain recognized by the nonemployee director.

If a nonemployee director pays the exercise price for a stock option entirely in cash, the director's basis in the Common Stock received equals the stock's fair market value on the exercise date, and the director's holding period begins on the day after the exercise date. If, however, a nonemployee director pays the exercise price of a stock option in whole or in part with previously-owned shares of Common Stock, then the director's tax basis in and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis; as to each remaining newly-acquired share, the director's basis will equal the share's value on the exercise date, and the director's holding period for capital gains treatment will begin on the day after the exercise date.

The ordinary compensation income a nonemployee director recognizes under the foregoing rules is not subject to withholding. However, a nonemployee director must take such income into account in determining the estimated tax payments such director is required to make.

The Board of Directors recommends a vote FOR the amendment of the Nonemployee Director Stock Ownership Plan appearing at Item 3 on the accompanying proxy form.

MISCELLANEOUS

The expenses of the solicitation will be paid by the Company. The Company expects to pay fees of approximately $9,000, plus certain expenses, for assistance by Georgeson & Company Inc. in the solicitation of proxies. Proxies may be solicited by directors, officers and employees of the Company and by Georgeson & Company Inc. personally and by mail, telegraph, telephone, or other electronic means.

If any nominee named herein for election as a director is not available to serve, the accompanying proxy may be voted for a substitute person. The Company expects all nominees to be available and knows of no matter to be brought before the meeting other than those referred to in the accompanying notice of meeting. If, however, any other matter properly comes before the meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons voting such proxy.

AUDITORS

Representatives of Ernst & Young LLP, the Company's auditors, are expected to be present at the Annual Meeting to respond to questions and may make a statement if they so desire.

STOCKHOLDERS PROPOSAL

Any proposal which a stockholder intends to present at the annual meeting of stockholders in 1997 must be received by the Company by November 12, 1996 in order to be eligible for inclusion in the proxy statement and proxy form relating to such meeting.

                                                                       EXHIBIT A

                             WHIRLPOOL CORPORATION
                     1996 OMNIBUS STOCK AND INCENTIVE PLAN

                                   ARTICLE 1
                                    GENERAL

1.1 PURPOSE

Whirlpool Corporation, a Delaware corporation (the "Corporation"), hereby adopts, subject to stockholder approval, this plan which shall be known as the WHIRLPOOL CORPORATION 1996 OMNIBUS STOCK AND INCENTIVE PLAN (the "Plan"). The Corporation and its Subsidiaries are severally and collectively referred to hereinafter as the "Company." The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase stockholder value by: (a) strengthening the Company's capability to develop, maintain, and direct an outstanding management team; (b) motivating superior performance by means of long-term performance related incentives; (c) encouraging and providing for obtaining an ownership interest in the Company;
(d) attracting and retaining outstanding executive talent by providing incentive compensation opportunities competitive with other major companies; and (e) enabling executives to participate in the long-term growth and financial success of the Company.

1.2 ADMINISTRATION

(a) The Plan shall be administered by the Human Resources Committee of the Board of Directors of the Corporation or such other committee of directors as is designated by the Board of Directors of the Corporation (the "Committee"), which shall consist of two or more members. Each member shall be a "disinterested person," as that term is defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3") and shall be an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). The members shall be appointed by the Board of Directors, and any vacancy on the Committee shall be filled by the Board of Directors.

(b) Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select from the regular, full-time employees of the Company, those who shall participate in the Plan (a "Participant" or "Participants"); (ii) make awards in such forms and amounts as it shall determine; (iii) impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate; (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan; (v) correct any defect or omission or reconcile any inconsistency in this Plan or in any award granted hereunder; and (vi) make all other determinations and take all other actions deemed necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons.

(c) All expenses associated with the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries and operating units as it deems appropriate.

(d) The Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3 or the outside director requirement of Code
Section 162(m), delegate any of its authority hereunder to such persons as it deems appropriate.

(e) The provisions of this Plan are intended to qualify awards made to certain Participants (hereinafter identified as "Covered Participants") under the Plan under the "performance-based" exception to the Code Section 162(m) deduction limitation.

1.3 SELECTION FOR PARTICIPATION

Participants shall be selected by the Committee from the employees who occupy responsible managerial or professional positions and who have the capacity to contribute to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee may give consideration to the functions and responsibilities of the employee; the employee's past, present, and potential contributions to the Company's profitability and sound growth; the value of the employee's services to the Company; and other factors deemed relevant by the Committee. Grants may be made to the same individual on more than one occasion.

1.4 TYPES OF AWARDS UNDER PLAN

Awards under the Plan may be in the form of any one or more of the following:
(a) Statutory stock options ("ISOs", which term shall be deemed to include Incentive Stock Options as defined in Section 2.5 and any future type of tax-qualified option which may subsequently be authorized), Non-statutory Stock Options ("NSOs" and, collectively with ISOs, "Options"), and Stock Appreciation Rights ("SARs") as described in Article II; (b) Performance Units and Performance Shares ("Performance Units" and "Performance Shares") as described in Article III; and (c) Restricted Stock and Restricted Stock Equivalents ("Restricted Stock" and "Restricted Stock Equivalents") as described in Article IV (collectively, "Awards").

1.5 SHARES SUBJECT TO THE PLAN

Shares of stock covered by Awards under the Plan may be in whole or in part authorized and unissued or treasury shares of the Corporation's common stock, $1.00 par value per share, or such other shares as may be substituted pursuant to Section 6.2 ("Common Stock"). The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be 4 million shares (subject to adjustment pursuant to Section 6.2). The maximum number of shares of Common Stock which may be issued pursuant to the exercise of Options awarded under the Plan shall be 3,750,000 shares (subject to adjustment pursuant to Section 6.2). Any shares of Common Stock subject to an Option which for any reason is canceled (excluding shares subject to an Option canceled upon the exercise of a related SAR to the extent shares are issued upon exercise of such
SAR) or terminated without having been exercised, or any shares of Restricted Stock or Performance Shares which are forfeited, shall again be available for Awards under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Restricted Stock or the cash paid with respect to Restricted Stock Equivalent awards under the Plan shall be 1,000,000 shares (subject to adjustment pursuant to Section 6.2) or the cash equivalent thereof. No fractional shares shall be issued, and the Committee shall determine the manner in which fractional share value shall be treated.

1.6 MAXIMUM AWARDS PER PARTICIPANT

(a) The aggregate number of shares of Common Stock (including any cash equivalents thereof) that a Covered Participant may receive upon exercise of all of the Options and SARs awarded to such Covered Participant under the Plan (including those already exercised by the Covered Participant) shall not exceed 600,000 shares or the cash equivalent thereof.

(b) The aggregate number of (i) all Performance Units and Performance Shares and
(ii) all Restricted Stock and Restricted Stock Equivalents awarded to a Covered Participant in any calendar year shall not exceed the equivalent of 300,000 shares or the cash equivalent thereof.

1.7 GENDER AND NUMBER

Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II
                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 AWARD OF STOCK OPTIONS

The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to any Participant ISOs and NSOs to purchase Common Stock.

2.2 STOCK OPTION AGREEMENTS

The award of an Option shall be evidenced by a signed written agreement (a "Stock Option Agreement") containing such terms and conditions as the Committee may from time to time determine.

2.3 OPTION PRICE

The purchase price of Common Stock under each Option (the "Option Price") shall be the Fair Market Value of the Common Stock on the date the Option is awarded.

2.4 EXERCISE AND TERM OF OPTIONS

(a) Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants, provided that no such Option shall be exercisable within the first twelve months of its term. Each Option which is intended to qualify as an ISO pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

(b) The Committee shall establish procedures governing the exercise of Options and shall require that written notice of exercise be given and that the Option Price be paid in full in cash (including check, bank draft or money order) at the time of exercise; provided, however, that such Option Price may be paid within six business days of the time of exercise, if the Participant instructs the Corporation to sell shares delivered on exercise as the Participant's agent pursuant to a "cashless exercise" program or other similar program established by the Committee. The Committee may permit a Participant, in lieu of part or all of the cash payment, to make payment in Common Stock already owned by that Participant, valued at Fair Market Value on the date of exercise, as partial or full payment of the Option Price; provided, however, that the Committee may, in any instance, in order to prevent any possible violation of law, require the Option Price to be paid in cash. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock. The exercise of an Option shall cancel any related SAR to the extent of the number of shares as to which the Option is exercised.

2.5 LIMITATIONS ON ISOS

Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as ISOs (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be NSOs.

(b) Any ISO authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as ISOs.

(c) All ISOs must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the stockholders.

(d) Unless sooner exercised, terminated, or canceled, all ISOs shall expire no later than ten years after the date of grant.

2.6 TERMINATION OF EMPLOYMENT

In the event the Participant ceases to be an employee with the consent of the Committee or upon the Participant's death, retirement or disability, each of the Participant's outstanding Options shall be exercisable by the Participant (or the Participant's legal representative or designated beneficiary), to the extent that such Option was then exercisable, at any time prior to an expiration date established by the Committee at the time of award (which may be the original expiration date of such Option or such earlier time as the Committee may establish), but in no event after its respective expiration date; provided that NSOs may be exercised up to one year after the death of a Participant even if this is beyond their expiration date. If the Participant ceases to be an employee for any other reason, all of the Participant's then outstanding Options shall terminate immediately.

2.7 AWARD OF STOCK APPRECIATION RIGHTS

(a) GENERAL. A SAR is a right to receive, without payment (except for applicable withholding taxes) to the Company, a number of shares of Common Stock, cash, or a combination thereof, the amount of which is determined pursuant to the formula set forth in Section 2.7(e). A SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option, or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option); (ii) with respect to any stock option currently outstanding under other incentive plans of the Corporation (as to all or any portion of the shares subject to the stock option), on terms established by the Committee; or (iii) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the terms and conditions of this Section.

(b) NUMBER. Each SAR granted to any Participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 6.2. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

(c) DURATION. The term of each SAR shall be determined by the Committee but in no event shall a SAR be exercisable during the first year of its term. Subject to the foregoing, unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

(d) EXERCISE. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder a certificate for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled. No SAR granted to an Officer may be exercised in whole or in part for cash except during the period described in Section 6.3(c)(ii)(1) hereof.

(e) PAYMENT. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

     (i) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the exercise date exceeds (A) in the case of a SAR related to a stock option, the purchase price of a share of Common Stock under the stock option or (B) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, provided, however, such amount is at least equal to the Fair Market Value of the Common Stock on the date the SAR is awarded, (subject to adjustment under Section 6.2); by

     (ii) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

(f) AGREEMENT. SARs awarded under the Plan shall be evidenced by either a Stock Option Agreement or a separate signed written agreement between the Company and a Participant.

                                  ARTICLE III
                          PERFORMANCE SHARES AND UNITS

3.1 AWARD OF PERFORMANCE UNITS AND PERFORMANCE SHARES

The Committee may award to any Participant Performance Shares and Performance Units ("Performance Awards"). Each Performance Share shall represent one share of Common Stock. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value determined in the manner established by the Committee at the time of award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock.

3.2 PERFORMANCE UNIT AND PERFORMANCE SHARE AGREEMENTS

Each Performance Award under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine.

3.3 ESTABLISHMENT OF PERFORMANCE ACCOUNTS

At the time of award, the Company shall establish an account (a "Performance Account") for each Participant. Performance Units and Performance Shares awarded to a Participant shall be credited to the Participant's Performance Account.

3.4 PERFORMANCE PERIOD AND TARGETS

(a) The performance period for each award of Performance Shares and Performance Units shall be of such duration as the Committee shall establish at the time of award; provided, however, that in no event will the performance period be less than one year (the "Performance Period"). There may be more than one award in existence at any one time and Performance Periods may differ.

(b) The Committee shall set performance targets relating to Performance Units and Performance Shares which shall be based on one or more of the following performance measures: stock price, market share, increase in sales, earnings per share, return on equity, cost reductions, economic value added, or any similar performance measure established by the Committee. Such performance targets shall be established in writing by the Committee no later than the earlier of (i) 90 days after the commencement of the Performance Period with respect to which the award of Performance Units or Performance Shares is made and (ii) the date as of which twenty-five percent (25%) of such Performance Period has elapsed. At the time of setting performance targets, the Committee shall establish superior and satisfactory performance targets to be achieved within the Performance Period. Failure to meet the satisfactory performance target will earn no Performance Award. Performance Awards will be earned as determined by the Committee in respect of a Performance Period in relation to the degree of attainment of performance between the superior and satisfactory performance targets.

3.5 PAYMENT RESPECTING PERFORMANCE AWARDS

(a) Performance Awards shall be earned to the extent that their terms and conditions are met. Notwithstanding the foregoing, Performance Awards and any other amounts credited to the Participant's Performance Account shall be payable to the Participant only in accordance with the related written agreement or otherwise when, if, and to the extent that the Committee determines to make such payment. All payment determinations shall be made by the Committee during the first four months following the end of the Performance Period.

(b) The Participant may elect to defer any payment respecting a Performance Award pursuant to Article V hereof.

(c) Payment for Performance Awards may be made in a lump sum or in installments, in cash, Common Stock or in a combination thereof as the Committee may determine.

3.6 TERMINATION OF EMPLOYMENT

In the event the Participant ceases to be an employee before the end of any Performance Period with the consent of the Committee, or upon the Participant's death, retirement or disability before the end of any Performance Period, the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Performance Period, may authorize the payment to such Participant (or the Participant's legal representative or designated beneficiary) of all or a portion of the amount which would have been paid to the Participant had the Participant continued as an employee to the end of the Performance Period. In the event a Participant ceases to be an employee for any other reason, any unpaid amounts for outstanding Performance Periods shall be forfeited.

                                   ARTICLE IV
               RESTRICTED STOCK AND RESTRICTED STOCK EQUIVALENTS

4.1 AWARD OF RESTRICTED STOCK

The Committee may award to any Participant shares of Common Stock, subject to this Article IV and such other terms and conditions as the Committee may prescribe (such shares being herein called "Restricted Stock"). Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation.

4.2 RESTRICTED STOCK AGREEMENT

Shares of Restricted Stock awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine.

4.3 RESTRICTION PERIOD

At the time of award there shall be established for each Participant, subject to Paragraph 4.6, a restriction period (the "Restriction Period") which shall lapse
(a) upon the completion of a period of time ("Time Goal") as shall be determined by the Committee, or (b) upon the achievement of stock price goals within certain time limitations ("Price/Time Goal") as shall be determined by the Committee, provided that such Time Goal shall last at least until the third year anniversary of the date of the award or such Price/Time Goal shall last at least until the first year anniversary of the date of the award. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the Participant as owner of such shares of Restricted Stock shall have all the rights of a holder of Common Stock. With respect to shares of Restricted Stock which are issued subject to a Time Goal, the Corporation shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to
Section 4.1 at the expiration of the Restriction Period. With respect to shares of Restricted Stock which are issued subject to a Price/Time Goal, the Corporation shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to
Section 4.1 upon the achievement of the goal on or before the close of the Restriction Period. With respect to shares of Restricted Stock which are issued subject to a Price/Time Goal which fail to meet the goal before the end of the restriction period, all such shares shall be forfeited, and the Corporation shall have the right to complete a blank stock power in order to return such shares to the Corporation.

4.4 TERMINATION OF EMPLOYMENT

(a) In the event the Participant ceases to be an employee with the consent of the Committee or upon the Participant's death, retirement or disability before the end of the Restriction Period and the Participant has received an award subject to a Time Goal, the restrictions imposed under this Article IV shall lapse with respect to such number of those shares subject to a Time Goal as shall be determined by the Committee, but, in no event less than a number equal to the product of (a) a fraction, the numerator of which is the number of completed months elapsed after the date of award of the Restricted Stock subject to a Time Goal to the Participant to the date of termination and the denominator of which is the number of months in the Restriction Period multiplied by (b) the number of shares of Restricted Stock subject to a Time Goal; provided, however, that notwithstanding the foregoing, no restrictions shall lapse if the Participant ceases to be an employee prior to the three year anniversary of the date upon which the award was granted.

(b) In the event the Participant ceases to be an employee with the consent of the Committee or upon the Participant's death, retirement or disability before the end of the Restriction Period and the Participant has received an award subject to a Price/Time Goal, the restrictions imposed under this Article IV shall lapse upon the achievement of the Price/Time Goal within two years of the Participant's termination of employment with respect to such number of those shares subject to a Price/Time Goal as shall be determined by the Committee, but, in no event, less than a number equal to the product of (a) a fraction, the numerator of which is the number of completed months elapsed after the date of award of the Restricted Stock subject to a Price/Time Goal to the Participant to the date of termination and the denominator of which is the number of months elapsed after the date award of the Restricted Stock subject to a Price/Time Goal to the Participant to the date of achievement of the Price/Time Goal multiplied by (b) the number of shares of Restricted Stock subject to a Price/Time Goal; provided, however, that notwithstanding the foregoing, no restrictions shall lapse if the Participant ceases to be an employee prior to the first year anniversary of the date upon which the award was granted.

(c) In the event the Participant ceases to be an employee for any other reason, all shares of Restricted Stock theretofore awarded to that Participant which are still subject to restrictions shall be forfeited and the Corporation shall have the right to complete the blank stock power.

4.5 AWARD OF RESTRICTED STOCK EQUIVALENTS

In lieu of or in addition to the foregoing Restricted Stock Awards, the Committee may award to any Participant restricted stock equivalents, subject to the terms and conditions of Paragraphs 4.2, 4.3, and 4.4 of this Article IV being applied to such awards as if those awards were for Restricted Stock and subject to such other terms and conditions as the Committee may prescribe ("Restricted Stock Equivalents"). Each Restricted Stock Equivalent shall represent the right of the Participant to receive an amount determined in the manner established by the Committee at the time of award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock. Payment for Restricted Stock Equivalents may be made in a lump sum or in installments, in cash, Common Stock, or in a combination thereof as the Committee may determine.

4.6 RESTRICTED STOCK AND RESTRICTED STOCK EQUIVALENTS AWARDED TO COVERED PARTICIPANTS

Any Restricted Stock or Restricted Stock Equivalent awarded to a Covered Participant which the Committee intends to qualify for the performance-based exception under Code Section 162(m) shall be subject to a Price/Time Goal. With respect to any such award, the stock price goals upon which the restrictions imposed will lapse shall consist of one or more of the following performance goals: stock price, market share, sales increases, earnings per share, return on equity, cost reductions, economic value added, or any similar performance measure established by the Committee. Such measures shall be established in writing by the Committee no later than the earlier of (a) 90 days after the commencement of the performance period with respect to which the award of Restricted Stock or restricted stock equivalent is made and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

                                   ARTICLE V
                              DEFERRAL OF PAYMENTS

5.1 ELECTION TO DEFER

A Participant may elect, with the consent of the Committee, no later than December 31 of the last full calendar year of the Performance Period, to defer all or a portion of the Participant's Performance Award within deferral limits established by the Committee (the "Deferred Amount"). The Committee may permit amounts now or hereafter deferred or available for deferral under any present or future incentive compensation program or deferral arrangement of the Company to be deemed Deferred Amounts and to become subject to the provisions of this Article. All Deferred Amounts will be subject to such terms and conditions, and shall accrue such yield thereon (which may be measured by the Fair Market Value of the Common Stock and dividends thereon) as the Committee may from time to time establish.

5.2 DEFERRAL PERIOD

The Participant may, with the consent of the Committee, elect to receive payment of Deferred Amounts and any yield thereon either before or after retirement in a lump sum or in installments. Upon the death of a Participant, payments of any amounts hereunder shall be made to the Participant's designated beneficiary (pursuant to Section 6.13) or estate (in the absence of a designated beneficiary) in the manner elected by the Participant or (in the event the Participant made no election) in the manner determined by the Committee. The period between the date the Participant's Deferred Amount becomes payable and the final payment of such Deferred Amount hereunder shall be known as the "Deferral Period."

5.3 PARTICIPANT REPORTS

Annually, each Participant who has a Deferred Amount will receive a report setting forth all then Deferred Amounts and the yield thereon to date.

5.4 PAYMENT OF DEFERRED AMOUNTS

Unless otherwise agreed by the Corporation and the Participant, payment of Deferred Amounts may be in cash, Common Stock, or partly in cash and partly in Common Stock, as the Committee shall determine.

5.5 ESTABLISHMENT OF TRUST

The Committee, in its sole discretion, may establish a trust to hold Deferred Amounts or any portion thereof for the benefit of Participants.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

6.1 NON-TRANSFERABILITY

Except as provided below, no Award under the Plan (including any Deferred Amount), and no interest therein, shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution. All Awards shall be exercisable or received during the Participant's lifetime only by the Participant or his legal representative. Notwithstanding the foregoing, the Committee may from time to time permit Awards to be transferable subject to such terms and conditions as the Committee may impose. Any transfer contrary to this Section 6.1 will nullify the Award.

6.2 ADJUSTMENTS UPON CERTAIN CHANGES

In the event of a stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of Common Stock, the Board of Directors or the Committee may, in order to prevent the dilution or enlargement of rights under Awards (including Deferred Amounts), make such adjustments in the number and type of shares authorized by this Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding Awards and the exercise prices specified therein as may be determined to be appropriate and equitable. The Committee may, notwithstanding any other provision of the Plan to the contrary, provide in the agreement evidencing any Award (including Deferred Amounts) for adjustments to such Award in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder in the event of a change in control, merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all assets or dissolution of or spin-off or similar transaction by the Corporation; provided, however, that no such provision shall require such acceleration of benefits in connection with a change in control as to any Award (including Deferred Amounts) held by either (a) a Participant who is an elected officer of the Corporation immediately prior to the transaction or series of transactions in which the change in control (the "Transaction") is to occur or (b) any other Participant who is designated by the Committee at the time the Award is made or subsequently thereto and, in either such case, who will hold an "Excess Equity Interest" in the Corporation, its successor or any of its affiliates after such change in control, unless a majority of the disinterested members of the Board of Directors approves such acceleration prior to the change in control. An "Excess Equity Interest" means that (i) the percentage interest in the

Common Stock and similar securities of the Corporation, its successor, or any of its affiliates to be beneficially owned by the Participant after the change in control ("Post-Change Securities") will exceed (A) one-half of one percent (0.5%) and (B) the percentage interest in the Common Stock of the Corporation beneficially owned by the Participant immediately prior to the Transaction, such percentages to be determined on a fully-diluted basis, or (ii) the Participant will receive in connection with the change in control (in exchange for his Common Stock, as compensation and otherwise) a greater amount of Post-Change Securities, per share of Common Stock of the Corporation beneficially owned by him (including shares which may be acquired under stock options) immediately prior to the Transaction than stockholders of the Corporation who are not employed by the Company will have the right to receive, per share of Common Stock of the Corporation held by such stockholders.

6.3 TAX WITHHOLDING

(a) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Corporation with respect to any amount payable and/or shares issuable under the Plan, and the Corporation may defer such payment or issuance unless indemnified to its satisfaction.

(b) Subject to the consent of the Committee, due to (i) the exercise of a NSO,
(ii) lapse of restrictions on a Restricted Stock Award, or (iii) the issuance of any other stock award under the Plan, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable under (i) withheld, or (B) tender back to the Corporation shares of Common Stock received pursuant to (i), (ii), or (iii), or (C) deliver back to the Corporation pursuant to (i), (ii), or (iii) previously-acquired shares of Common Stock of the Corporation having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises (the "Tax Date"). The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under this Plan that the right to make Elections shall not apply to such Awards.

(c) If a Participant is an officer, as that term is used in Rule 16a-1 promulgated under the Exchange Act or any similar rule which may subsequently be in effect (an "Officer"), then an Election must be made and must be effective either (1) during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date or (2) at least six months prior to the Tax Date.

6.4 CONDITIONS ON AWARDS

In the event that the employment of a Participant holding any unexercised Option or SAR, any unearned Performance Award, any unearned shares of Restricted Stock, or any unearned Restricted Stock Equivalents shall terminate with the consent of the Committee or by reason of retirement or disability, the rights of such Participant to any such Award shall be subject to the conditions that until any such Option or SAR is exercised, or any such Performance Award, share of Restricted Stock or Restricted Stock Equivalent is earned, the Participant shall
(a) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company and (b) be available, unless the Participant shall have died, at reasonable times for consultations (which shall not require substantial time or effort) at the request of the Company's management with respect to phases of the business with which the Participant was actively connected during the Participant's employment, but such consultations shall not (except in the case of a Participant whose active service was outside of the United States) be required to be performed at any place or places outside of the

United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that either of the above conditions is not fulfilled, the Participant shall forfeit all rights to any unexercised Option or SAR, Performance Award, shares of Restricted Stock or Restricted Stock Equivalents held as on the date of the breach of condition. Any determination by the Board of Directors of the Corporation, which shall act upon the recommendation of the Chairman, that the Participant is, or has, engaged in a competitive business or activity as aforesaid or has not been available for consultations as aforesaid shall be conclusive.

6.5 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Awards thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or its employees to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without stock-holder approval to the extent required by law, agreement, or the rules of any exchange upon which the Common Stock is listed, (i) except as provided in Section 6.2, materially increase the number of shares of Common Stock which may be issued under the Plan, (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to Participants under the Plan, or
(iv) extend the termination date of the Plan. No such amendment, suspension or termination shall (A) impair the rights of Participants under outstanding Options, SARs, Performance Awards, awards of Restricted Stock or Restricted Stock Equivalents, Performance Accounts or Deferred Amounts without the consent of the Participants affected thereby or (B) make any change that would disqualify the Plan, or any other plan of the Corporation intended to be so qualified, from the exemption provided by Rule 16b-3.

6.6 FOREIGN ALTERNATIVES

Notwithstanding the other provisions of the Plan, in the case of any Award (including any Deferred Amount) to any Participant who is an employee of a foreign Subsidiary or foreign branch of the Company or held by a Participant who is in any other category specified by the Committee, the Committee may specify that such Award shall not be represented by shares of Common Stock or other securities but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if shares of Common Stock or other securities had been issued in the name of such Participant otherwise in accordance with the Plan (such rights being hereinafter called "Stock Equivalents"). The Stock Equivalents representing any such Award may subsequently, at the option of the Committee, be converted into cash or an equivalent number of shares of Common Stock or other securities under such circumstances and in such manner as the Committee may determine.

6.7 DEFINITIONS AND OTHER GENERAL PROVISIONS

(a) The terms "retirement" and "disability" as used under the Plan shall be construed by reference to the provisions of the pension plan or other similar plan or program of the Company applicable to a Participant.

(b) The term "Fair Market Value" as it relates to Common Stock on any given date means (i) the mean of the high and low sales prices of the Corporation's Common Stock as reported by the Composite Tape of the New York Stock Exchange (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (ii) if the Common Stock is not listed on any domestic stock exchange, the mean of the high and low sales prices of the Corporation's Common Stock as reported by the Nasdaq Stock Market on such date or the last previous date reported (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; or (iii) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii) above using the reported sale prices or quotations on the last previous date on which so reported; or (iv) if none of the foregoing clauses apply, the fair value as determined in good faith by the Corporation's Board of Directors or the Committee.

(c) The term "Subsidiary" shall mean, unless the context otherwise requires, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in such chain owns stock possessing at least 20% of the voting power in one of the other corporations in such chain.

(d) The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for employees.

6.8 NON-UNIFORM DETERMINATIONS

The Committee's determinations under the Plan, including without limitation, (a) the determination of the Participants to receive Awards, (b) the form, amount and timing of such Awards, (c) the terms and provisions of such Awards and (d) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

6.9 SUSPENSIONS, LEAVES OF ABSENCE, AND TRANSFERS

The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any suspension of employment or leave of absence from the Company granted to a Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such suspension or leave of absence shall be treated as if the Participant ceased to be an employee and
(b) the impact, if any, of any such suspension or leave of absence on Awards under the Plan. In the event a Participant transfers within the Company, such Participant shall not be deemed to have ceased to be an employee for purposes of the Plan.

6.10 LISTING, REGISTRATION, AND LEGAL COMPLIANCE

Each Award (including Deferred Amounts) shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any shares of Common Stock or other property subject thereto, upon any securities exchange or under any foreign, federal, or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of shares of Common Stock or other property thereunder, no such Award may be exercised or paid in Common Stock or other property unless such listing, registration, qualification, consent, approval, or other action shall have been effected or obtained free of any conditions not acceptable to the Committee and the holder of the Award will supply the Corporation with such certificates, representations and information as the Corporation shall request and shall otherwise cooperate with the Corporation in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of Officers and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery, or payment of any Award (including Deferred Amounts) which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal, or state legal or regulatory requirements to reduce the period during which Options or SARs may be exercised, the Committee may, in its discretion and without the holders' consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

6.11 LOANS

The Committee may provide for the Corporation or any Subsidiary to make loans to finance the exercise of any Option as well as the estimated or actual amount of any taxes payable by the holder as a result of the exercise or payment of any Option and may prescribe, or may empower the Corporation or such Subsidiary to prescribe, the other terms and conditions (including but not limited to the interest rate, maturity date and whether the loan will be secured or unsecured) of any such loan; provided, however, that notwithstanding the foregoing, all loans made pursuant to this provision shall include an interest rate on the outstanding balance of the loan at a rate of at least the then prevailing rate the Corporation would be charged by an unaffiliated lender for a loan of a similar nature and maturity.

6.12 INDEMNIFICATION

Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit, or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in settlement thereof, with the Corporation's approval, or paid by that person in satisfaction of any judgment in any such action, suit, or proceeding against that person, provided that person shall give the Corporation an opportunity, at its own expense, to handle and defend the same before that person undertakes to handle and defend it on that person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

6.13 BENEFICIARY DESIGNATION

Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

6.14 RIGHTS OF PARTICIPANTS

Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue the Participant's present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

6.15 COMPLIANCE WITH PROVISIONS OF TAX AND SECURITIES LAW

It is the intent of the Corporation that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

6.16 REQUIREMENTS OF LAW, GOVERNING LAW

The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware. The provisions of the Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3 under the Exchange Act, unless a contrary interpretation of any such provisions is otherwise required by applicable law.

6.17 EFFECTIVE DATE

The Plan shall, subject to the approval of the holders of a majority of the shares of Common Stock present at the 1996 annual meeting of the Corporation's stockholders, be deemed effective as of January 1, 1996. No awards of Options, SARs, Performance Units, Performance Shares or shares of Restricted Stock or Restricted Stock Equivalents shall be made hereunder after December 31, 2005.

                                                                       EXHIBIT B

                             WHIRLPOOL CORPORATION
                   NONEMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN
                         (AS AMENDED FEBRUARY 20, 1996)

                                   ARTICLE 1

                                    GENERAL

1.1 PURPOSE

Whirlpool Corporation a Delaware corporation (the "Corporation"), hereby adopts this Nonemployee Director Stock Ownership Plan (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Corporation by attracting and retaining outstanding nonemployee directors by enabling them to participate in the Corporation's growth through automatic, nondiscretionary awards of Common Stock (as defined in Section 1.3) and Options (as defined in Article III). Common Stock awards and Options are collectively and interchangeably referred to herein as "Awards".

1.2 PARTICIPATION

Only directors of the Corporation who at the time an Award is made meet the following criteria ("Directors") shall receive Awards under the Plan: (a) the director is not, and has not been for at least one year, an employee or officer of the Corporation or any subsidiary of the Corporation and (b) the director is a "disinterested person" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3").

1.3 SHARES SUBJECT TO THE PLAN

Shares of stock covered by Awards under the Plan may be in whole or in part authorized and unissued or treasury shares of the Corporation's common stock, $1.00 par value per share, or such other shares as may be substituted pursuant to Section 4.2 ("Common Stock"). The maximum number of shares of Common Stock which may be issued for all purposes under the Plan shall be 200,000 (subject to adjustment pursuant to Section 4.2). Any shares of Common Stock subject to an Option which for any reason is canceled or terminated without having been exercised, or any shares of Restricted Stock (as defined in Section 2.2) which are forfeited, shall again be available for Awards under the Plan. No fractional shares shall be issued.

1.4 GENDER AND NUMBER

Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II
                                  STOCK AWARDS

2.1 AWARD OF COMMON STOCK

Effective on the date of each Annual Meeting beginning in 1993, each Director in office at the conclusion of such meeting will automatically be awarded 400 (subject to adjustment pursuant to Section 4.2) shares of Common Stock, less the number of shares of Restricted Stock, if any, owned by such Director which ceased to be Restricted Stock on the day prior to such Annual Meeting pursuant to Section 2.2. In addition, if a person first becomes a Director more than six months before the first anniversary of the immediately preceding Annual Meeting, such person will automatically be awarded 400 (subject to adjustment pursuant to Section 4.2) shares of Common Stock on the date he or she becomes a Director. The shares of Common Stock awarded pursuant to this Section 2.1 will not be subject to any restriction under the Plan, provided that no such shares of Common Stock may be sold within the first six months after they are awarded, unless the death of the Director occurs during such period.

2.2 RESTRICTIONS

(a) On the day preceding each of the succeeding Annual Meetings after an Award of Common Stock under the Plan prior to 1993 (the shares covered by any such Award being referred to as "Restricted Stock"), if the Director is still a Director on such day, 200 (subject to adjustment pursuant to Section 4.2) of the shares shall cease to be Restricted Stock. Promptly after shares cease to be Restricted Stock the Corporation shall deliver a certificate or certificates for such shares to the holder of such Restricted Stock. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. The Corporation will retain custody of all distributions made or declared with respect to Restricted Shares other than regular cash dividends ("Retained Distributions"). Retained Distributions will be subject to the same restrictions as the Restricted Shares with respect to which they are made or declared and will not bear interest or be segregated in separate accounts. Except for such restrictions on transfer, the Director as owner of shares of Restricted Stock shall have all the rights of a holder of Common Stock as to such Restricted Stock, including the right to vote such shares and the right to receive regular cash dividends thereon. In the event a Director ceases to be a Director for any reason or violates the foregoing restrictions, any Restricted Stock then owned by him and any Retained Distributions related thereto shall be forfeited and the Corporation shall have the right to complete the blank stock power as to such shares.

(b) Upon the occurrence of any Change in Control, all shares of Restricted Stock shall cease to be Restricted Stock and, promptly thereafter, the Corporation shall deliver a certificate or certificates for such shares and any Retained Distributions related thereto to the holder of such Restricted Stock. A "Change in Control" shall be defined as set forth in Section 10.6(d) of the Whirlpool Salaried Employees Retirement Plan, as amended.

(c) After all shares issued as Restricted Stock Awards have ceased to be Restricted Stock, this Section 2.2 and all other references in the Plan to Restricted Stock shall be deemed to be deleted and no longer part of the Plan.

                                  ARTICLE III
                              STOCK OPTION AWARDS

3.1 AWARD OF STOCK OPTIONS

Effective on the date of each Annual Meeting commencing with the Annual Meeting in 1990, if the "Grant Condition" for the immediately preceding fiscal year (the "Prior Year") was satisfied, each Director then in office will automatically be awarded a stock option (an "Option") under the Plan to purchase 600 (subject to adjustment pursuant to Section 4.2) shares of Common Stock. The Grant Condition for any Prior Year will be satisfied if the "EFCO" for the Prior Year is 110% or more of the EFCO for the fiscal year before the Prior Year (the "Base Year"). EFCO means the Corporation's consolidated earnings from continuing operations before the after-tax effects of: (a) extraordinary items; (b) changes in accounting principles; (c) gains and losses from business dispositions shown separately on the corporation's published earnings statement, (d) restructuring charges shown separately on the Corporation's published earnings statement. Restructuring charges means costs related to the elimination or reduction of product lines or the consolidation of plant facilities, including losses from asset impairments and disposals relating thereto, and costs of severance and termination benefits relating to the foregoing or to reductions in personnel. If there shall be any change in the Corporation's fiscal year, the EFCO from any resulting fiscal year which contains less or more than 12 months shall be adjusted by multiplying the EFCO for such shorter or longer year by a fraction equal to 12 divided by the number of months in such shorter or longer year. Any question as to the computation of EFCO and whether the Grant condition is satisfied for any year shall be resolved by the Corporation's independent public accountants.

3.2 STOCK OPTION CERTIFICATES

The award of an Option shall be evidenced by a certificate executed by an officer of the Corporation.

3.3 OPTION PRICE

The purchase price for Common Stock under each Option (the "Option Price") granted as of the Annual Meeting following any Prior Year shall be the average Fair Market Value of the Common Stock for the third through the fifth days for which trading in the Common Stock is published after the date on which the Corporation makes a public release of its earnings data for the Base Year.

3.4 EXERCISE AND TERM OF OPTIONS

(a) Options may be exercised by the delivery of written notice of exercise and the Option Price for the shares to be purchased to the Corporate Secretary of the Corporation. The Option Price may be paid in cash (including check, bank draft or money order) or, unless in the opinion of counsel to the Corporation to do so may result in a possible violation of law, by delivery of Common Stock already owned by the Director (other than Restricted Stock as to which the restrictions in Article II have not been satisfied), valued at Fair Market Value on the date of the exercise. As soon as practicable after receipt of each notice and full payment, the Corporation shall deliver to the Director a certificate or certificates representing the acquired shares of Common Stock.

(b) Each Option may be exercised at any time after the date it is awarded until (subject to Section 4.1) the first to occur of the twentieth anniversary of the date such Option was awarded or the second anniversary of the date the Director ceases to be a Director, provided that no Option shall be exercisable within the first six months of its term, unless death or disability of the Director occurs during such period. In the event that the death or disability of the Director does occur and an Option is exercised in that period, any shares of Common Stock issued on such exercise may not be sold until the sixth month anniversary of the date of the grant of the Option.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

4.1 NON TRANSFERABILITY; BENEFICIARIES

No Option awarded under the Plan shall be transferable by the Director otherwise than by will or, if the Director dies intestate, by the laws of descent and distribution. All Awards shall be exercisable or received during the Director's lifetime only by the Director or his legal representative. Any transfer contrary to this Section 4.1 will nullify the Option. In the event of a Director's death prior to the exercise of any Options which were then exercisable, such Options may be exercised within one year after the Director's death (regardless of the expiration date of such Options under Section 3.4(b)) by the Director's beneficiary, designated as provided below, or, in the absence of any such designation, his estate. Any certificates for shares of Common Stock which ceased to be Restricted Stock and were not delivered to a Director prior to his death and any Retained Distributions related thereto and not so delivered will be delivered to such beneficiary or, if no designation was made, his estate. Each Director may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) who may exercise such Options and receive such certificates and Retained Distributions. Each designation will revoke all prior designations by such Director, will be in writing and will be effective only when filed with the Corporate Secretary of the Corporation during his lifetime.

4.2 ADJUSTMENT UPON CERTAIN CHANGES

In the event of a stock dividend or stock split, or combination or other reduction in the number of issued shares of Common Stock, a merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all assets or dissolution of the Corporation, the Board of Directors shall, in order to prevent the dilution or enlargement of rights under Options or awards of Restricted Stock make such adjustments in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and grants of Restricted Stock and Option Prices specified therein as may be determined to be appropriate and equitable. In the event fractional shares would otherwise result from any such adjustment, the number of shares so authorized and covered and the prices thereof shall be further adjusted so as to eliminate such fractions.

4.3 AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Awards thereunder shall conform to or otherwise reflect any change in Applicable laws or regulations, or to permit the Corporation or the Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without stockholder approval to the extent required by law, agreement or the rules of any exchange upon which the Common Stock is listed, (a) except as provided in Section 4.2, materially increase the number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Directors under the Plan or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall
(x) impair the rights of Directors under any outstanding Option or awards of Restricted Stock without the consent of the Directors affected thereby or (y) make any change that would disqualify the Plan, or any other plan of the Corporation intended to be so qualified, from the exemption provided by Rule 16b-3. No provision of the Plan which states the amount and price of securities to be awarded, specifies the timing of awards or sets forth the formula that determines the amount, price and timing of awards may be amended more than once every six months, except to comport with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act, or the rules thereunder.

4.4 DEFINITION OF FAIR MARKET VALUE

The term "Fair Market Value" as it relates to Common Stock on any given date means (a) the mean of the high and low sales prices of the Corporation's Common Stock as reported by the Composite Tape of the New York Stock Exchange (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (b) if the Common Stock is not listed on any domestic stock exchange, the mean of the high and low sales prices of the Corporation's Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; or (c) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices or quotations on the last previous date on which so reported; or (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Corporation's Board of Directors.

4.5 PLAN NOT EXCLUSIVE

The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for Directors.

4.6 REPORTS

The Corporation shall supply each Director, not less frequently than once each year, a report stating whether the Grant Condition was satisfied for the preceding year, the number of shares of Common Stock covered by Options held by such Director, the Option Prices thereof, the number of shares of Restricted Stock held by such director and any Retained Distributions with respect thereto and the dates on which such shares will cease to constitute Restricted Stock if such Director continues to be a Director.

4.7 LISTING, REGISTRATION AND LEGAL COMPLIANCE

Each Option and award of Restricted Stock shall be subject to the requirement that if at any time counsel to the Corporation shall determine that the listing, registration or qualification thereof or of any shares of Common Stock or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the award of such Option or Restricted Stock or the issue, delivery or purchase of shares of Common Stock other property thereunder, no such Award may be exercised or paid in Common Stock or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Corporation, and the holder of the award will supply the Corporation with such certificates, representations and information as the Corporation shall request and shall otherwise cooperate with the Corporation in effecting or obtaining such listing, registration, qualification, consent, approval or other action. The Corporation may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the opinion of the Board of Directors, are necessary or desirable in order to cause the Plan or any other plan of the Corporation to comply with Rule 16b-3. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Board of Directors may, without the holders' consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

4.8 RIGHTS OF DIRECTORS

Nothing in the Plan shall confer upon any Director any right to serve as a Director for any period of time or to continue his present or any other rate of compensation.

4.9 REQUIREMENTS OF LAW; GOVERNING LAW

The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware. The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, unless a contrary interpretation of any such provision is otherwise required by applicable law.

4.10 FINAL DATE FOR AWARDS

No Awards shall be made hereunder after April 30, 1999.

It is important that your stock be represented so that the presence of a quorum at the meeting may be assured. Accordingly, whether or not you expect to attend in person, please sign and date the enclosed proxy and mail it PROMPTLY in the enclosed envelope. Your postage is prepaid if mailed in the United States.

PROXY                                                                   PROXY
                            WHIRLPOOL CORPORATION
     ADMINISTRATIVE CENTER, 2000 M63, BENTON HARBOR, MICHIGAN 49022-2692


The undersigned hereby appoints David R. Whitwam, William D. Marohn and Daniel
F. Hopp, and each of them, proxies, with power of substitution and revocation, acting by a majority of those present and voting or if only one is present and voting then that one, to vote the stock of Whirlpool Corporation which the undersigned is entitled to vote, at the annual meeting of stockholders to be held on April 16, 1996 and at any adjournment thereof, with all the powers the undersigned would possess if present, with respect to the election of all named directors, the approval of the 1996 Omnibus Stock and Incentive Plan, the approval of an amendment to the Nonemployee Director Stock Ownership Plan, and such other business as may properly come before the meeting.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS AS MAY BE GIVEN ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR A PROPOSAL TO APPROVE THE 1996 OMNIBUS STOCK AND INCENTIVE PLAN, FOR A PROPOSAL TO AMEND THE NONEMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE VOTE, SIGN THIS PROXY AS INDICATED BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /
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[                                                                                                                               ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, AND 3.
                                                                    For All,
1. ELECTION OF DIRECTORS                             For  Withhold  Except     2. To approve the 1996 Omnibus  For Against  Abstain
   Nominees: William D. Marohn, Miles L. Marsh       / /    / /       / /         Stock and Incentive Plan.    / /   / /      / /
   and Paul G. Stern
                                                                               3. To approve an amendment to   For Against  Abstain
                                                                                  the Nonemployee Director     / /   / /      / /
________________________________                                                  Stock Ownership Plan.
(Except Nominee(s) written above)



                                                                                                        Dated:________________,1996

                                                                                        Signature(s)_______________________________

                                                                                        Signature(s)_______________________________
                                                                                        Please sign exactly as name(s) appear(s) on
                                                                                        this Proxy. Joint owners should indicate
                                                                                        capacity in which they are signing.
                                                                                        Trustees, Executors, etc. should indicate
                                                                                        capacity in which they are signing.




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